  As filed with the Securities and Exchange Commission on December 28, 1995
                                                    File Nos. 2-86188; 811-3836
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

                  REGISTRATION STATEMENT UNDER THE SECURITIES
                                   ACT OF 1933
                    Pre-Effective Amendment No.           [ ]
                   Post-Effective Amendment No. 24        [X]
                                     and/or
              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940
                       Amendment No. 24                   [X]
                        (Check appropriate box or boxes)

                              ANCHOR SERIES TRUST
               (Exact Name of Registrant as Specified in Charter)
                             The SunAmerica Center
                          733 Third Avenue - 3rd Floor
                            New York, NY  10017-3204
               (Address of Principal Executive Office)(Zip Code)

     Registrant's telephone number, including area code: (800) 858-8850

                             Robert M. Zakem, Esq.
                   Senior Vice President and General Counsel
                       SunAmerica Asset Management Corp.
                             The SunAmerica Center
                          733 Third Avenue - 3rd Floor
                            New York, NY  10017-3204
                    (Name and Address of Agent for Service)

                                   Copies to:

                             Susan L. Harris, Esq.
                                SunAmerica Inc.
                       1 SunAmerica Center, Century City

                          Los Angeles, CA  90067-6022



It is proposed that this filing will become effective (check appropriate box)

          [ ] immediately upon filing pursuant to paragraph (b)
          [ ] on (date) pursuant to paragraph (b)

          [ ] 60 days after filing pursuant to paragraph (a)
          [X] on February 29, 1996 pursuant to paragraph (a) of Rule 485

                    ---------------------------------------

  The Registrant has elected to register an indefinite number of shares of beneficial interest, par value $.01 per share, under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Rule 24f-2 Notice for the Registrant's fiscal year ended December 31, 1994 was filed on February 24, 1995.

===============================================================================

                              ANCHOR SERIES TRUST
                             CROSS REFERENCE SHEET

Item Number
in Form N-1A                                                                            Caption
------------                                                                            -------

                              PART A - PROSPECTUS

1.        Cover Page  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   Cover Page

2.        Synopsis - Fee Table  . . . . . . . . . . . . . . . . . . . . . . . .   *

3.        Condensed Financial   . . . . . . . . . . . . . . . . . . . . . . . .   Financial Highlights
          Information

4.        General Description of  . . . . . . . . . . . . . . . . . . . . . . .   The Trust, Investment
          Registrant                                                              Objectives and Policies; Investment
                                                                                  Restrictions; Special Considerations; and
                                                                                  Description of the Trust

5.        Management of the Fund  . . . . . . . . . . . . . . . . . . . . . . .   Management of the Trust

5A.       Management's Discussion of  . . . . . . . . . . . . . . . . . . . . .   Cover Page
          Fund Performance

6.        Capital Stock and Other   . . . . . . . . . . . . . . . . . . . . . .   The Trust; Description
          Securities                                                              of the Trust

7.        Purchase of Securities  . . . . . . . . . . . . . . . . . . . . . . .   The Trust; Net Asset
          Being Offered                                                           Value; Distribution and Redemption of Shares;
                                                                                  Inquiries

8.        Redemption or Repurchase  . . . . . . . . . . . . . . . . . . . . . .   The Trust; Distribution and Redemption of
                                                                                  Shares; Inquiries

9.        Pending Legal Proceedings   . . . . . . . . . . . . . . . . . . . . .   *

                      PART B - STATEMENT OF ADDITIONAL INFORMATION

10.       Cover Page  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   Cover Page

11.       Table of Contents   . . . . . . . . . . . . . . . . . . . . . . . . .   Table of Contents

12.       General Information and   . . . . . . . . . . . . . . . . . . . . . .   The Trust; General
          History                                                                 Information; Ownership of Shares

13.       Investment Objectives  . . . . . . . . . . . . . . . . . . . . . . . .  Investment Objectives and Policies

14.       Management of the Fund  . . . . . . . . . . . . . . . . . . . . . . .   SunAmerica Asset Management Corp.; Officers
                                                                                  and Trustees of Trust

15.       Control Persons and   . . . . . . . . . . . . . . . . . . . . . . . .   Ownership of Shares
          Principal Holders of Securities

16.       Investment Advisory and   . . . . . . . . . . . . . . . . . . . . . .   SunAmerica Asset Management Corp. and
          Other Services                                                          Wellington Management Corp. and
                                                                                  Wellington Management Company; Custodian

17.       Brokerage Allocation  . . . . . . . . . . . . . . . . . . . . . . . .   Portfolio Transactions and Brokerage

18.       Capital Stock and Other   . . . . . . . . . . . . . . . . . . . . . .   General Information
          Securities

19.       Purchase, Redemption and  . . . . . . . . . . . . . . . . . . . . . .   Net Asset Value
          Pricing of Securities Being Offered

20.       Tax Status  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   Dividends, Distributions and Taxes

21.       Underwriters  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   *

22.       Calculation of Yield Quotations   . . . . . . . . . . . . . . . . . .   Net Asset Value
          of Money Market Funds

23.       Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . .   Financial Statements

                              PART C

     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

____________
* Omitted from the Prospectus or Statement of Additional Information because the item is not applicable.

                        PROSPECTUS -- FEBRUARY    , 1996

--------------------------------------------------------------------------------
                              ANCHOR SERIES TRUST
--------------------------------------------------------------------------------
                                 P.O. BOX 54299
                      LOS ANGELES, CALIFORNIA, 90054-0299
                                 (800) 445-7862

     Anchor Series Trust (the "Trust") is an open-end diversified management investment company. The Trust includes twelve Portfolios, each of which has its own investment objective and policies.

     Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies. The contracts involve fees and expenses not described in this Prospectus and may also involve certain restrictions or limitations on the allocation of purchase payments or contract values to one or more series of the Trust. Certain Portfolios of the Trust may not be available in connection with a particular contract. See the applicable contract prospectus for information regarding contract fees and expenses and any restrictions or limitations.

     The twelve Portfolios of the Trust are as follows:

     The FOREIGN SECURITIES PORTFOLIO seeks long-term capital appreciation through investment primarily in equity securities issued by foreign companies.

     The CAPITAL APPRECIATION PORTFOLIO seeks long-term capital appreciation.This Portfolio invests in growth equity securities which are widely diversified by industry and company and may engage in transactions involving stock index futures and options thereon as a hedge against changes in market conditions.

     The GROWTH PORTFOLIO seeks capital appreciation primarily through investments in growth equity securities. This Portfolio may engage in transactions involving stock index futures and options thereon as a hedge against changes in market conditions.

     The NATURAL RESOURCES PORTFOLIO seeks a total return in excess of the U.S. rate of inflation as represented by the Consumer Price Index. This Portfolio invests primarily in equity securities of U.S. or foreign companies which are expected to provide favorable returns in periods of rising inflation.


     The GROWTH AND INCOME PORTFOLIO (formerly the Convertible Securities Portfolio) seeks to provide high current income and long-term capital appreciation by investing primarily in securities that provide the potential for growth and offer income, such as dividend-paying stocks and securities convertible into common stock.


     The STRATEGIC MULTI-ASSET PORTFOLIO seeks high long-term total investment return by investing in equity securities, aggressive growth equity securities, international equity securities, investment grade bonds, high-yield, high-risk bonds and money market instruments.

     The list of Portfolios continues on the next page.


     As a result of the market risk inherent in any investment, there is no assurance that the investment objective of any of the Portfolios will be realized. INVESTMENTS IN A PORTFOLIO ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT OR ANY OTHER ENTITY OR PERSON.



     This Prospectus sets forth concisely the information that a prospective investor ought to know before investing in the Trust. Please read it carefully and retain it for future reference. Further information about the performance of the Portfolios is contained in the Trust's Annual Report to Shareholders. A
Statement of Additional Information dated February   , 1996 has been filed with
the Securities and Exchange Commission. The Annual Report to Shareholders and the Statement of Additional Information may be obtained upon request and without charge by writing to the Trust at the above address or by calling (800) 445-7862.

                    ----------------------------------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
          PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                    ----------------------------------------

     The MULTI-ASSET PORTFOLIO seeks long-term total investment return consistent with moderate investment risk by investing in equity securities, convertible securities, investment grade fixed income securities and money market securities.

     The HIGH YIELD PORTFOLIO seeks to produce high current income. A secondary investment objective is capital appreciation. The Portfolio invests in high-yielding, high-risk, income producing corporate bonds. IN ADDITION TO OTHER RISKS, THESE HIGH-YIELD, HIGH-RISK BONDS TYPICALLY ARE SUBJECT TO GREATER MARKET FLUCTUATIONS AND RISK LOSS OF INCOME AND PRINCIPAL DUE TO DEFAULT BY THE ISSUER THAN ARE INVESTMENTS IN LOWER-YIELDING, HIGHER-RATED BONDS. SEE PAGE 13 FOR MORE INFORMATION.

     The TARGET '98 PORTFOLIO seeks a predictable compounded investment return for the specified time period, consistent with preservation of capital by investing primarily in zero coupon securities and current interest-bearing, investment grade debt obligations which are issued by the U.S. Government, its agencies and instrumentalities, and both domestic and foreign corporations.

     The FIXED INCOME PORTFOLIO seeks a high level of current income consistent with preservation of capital and invests primarily in investment grade, fixed income securities.

     The GOVERNMENT AND QUALITY BOND PORTFOLIO seeks relatively high current income, liquidity and security of principal. This Portfolio invests in obligations issued, guaranteed or insured by the U.S. Government, its agencies or instrumentalities and in corporate debt securities rated Aa or better by Moody's Investors Service, Inc. or AA or better by Standard & Poor's Corporation.

     The MONEY MARKET PORTFOLIO seeks current income consistent with stability of principal through investment in a diversified portfolio of money market instruments maturing in 397 days or less. THE MONEY MARKET PORTFOLIO SEEKS TO MAINTAIN A STABLE PRICE PER SHARE, BUT THERE IS NO ASSURANCE THAT THIS PORTFOLIO WILL CONTINUE TO MAINTAIN SUCH STABILITY.

                               TABLE OF CONTENTS


                                         ITEM                                           PAGE
--------------------------------------------------------------------------------------  ----
FINANCIAL HIGHLIGHTS..................................................................    2
THE TRUST.............................................................................    5
INVESTMENT OBJECTIVES AND POLICIES....................................................    5
     Equity Portfolios................................................................    6
          Foreign Securities Portfolio................................................    6
          Capital Appreciation Portfolio..............................................    7
          Growth Portfolio............................................................    8
          Natural Resources Portfolio.................................................    9
          Growth and Income Portfolio.................................................   11
     Managed Portfolios...............................................................   12
          Strategic Multi-Asset Portfolio.............................................   12
          Multi-Asset Portfolio.......................................................   12
     Income Portfolios................................................................   13
          High Yield Portfolio........................................................   13
          Target '98 Portfolio........................................................   15
          Fixed Income Portfolio......................................................   17
          Government and Quality Bond Portfolio.......................................   18
     Money Market Portfolio...........................................................   19
     Repurchase Agreements............................................................   20
     Illiquid Securities..............................................................   20
     Hedging and Income Enhancement Strategies........................................   21
INVESTMENT RESTRICTIONS...............................................................   23
SPECIAL CONSIDERATIONS................................................................   23
MANAGEMENT OF THE TRUST...............................................................   24
     The Trustees.....................................................................   24
     SAAMCo...........................................................................   24
     Wellington Management Company....................................................   25
     Portfolio Management.............................................................   26
     Custodian, Transfer and Dividend Paying Agent....................................   26
     Expenses of the Trust............................................................   26
PORTFOLIO TRANSACTIONS................................................................   27
NET ASSET VALUE.......................................................................   27
DIVIDENDS, DISTRIBUTIONS AND TAXES....................................................   28
DESCRIPTION OF THE TRUST..............................................................   28
REPORTS, INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL....................................   29
DISTRIBUTION AND REDEMPTION OF SHARES; INQUIRIES......................................   29
APPENDIX A

--------------------------------------------------------------------------------
                             FINANCIAL HIGHLIGHTS*
--------------------------------------------------------------------------------
                              ANCHOR SERIES TRUST
                       SELECTED PER SHARE DATA AND RATIOS
     The following selected per share data and ratios has been audited by Price Waterhouse LLP, independent accountants, whose unqualified report for the 5 years in the period ended December 31, 1994 is included in the Trust's Annual Report. This information should be read in conjunction with the financial statements and notes thereto which are contained in the Statement of Additional Information.

                                                                           DIVIDENDS
                                         NET REALIZED                       DECLARED       DIVIDENDS         NET
              NET ASSET        NET       & UNREALIZED                       FROM NET        FROM NET        ASSET
                VALUE        INVEST-      GAIN (LOSS)      TOTAL FROM       INVEST-         REALIZED        VALUE
   YEAR       BEGINNING       MENT            ON           INVESTMENT         MENT          GAIN ON        END OF       TOTAL
  ENDED       OF PERIOD      INCOME       INVESTMENTS      OPERATIONS        INCOME       INVESTMENTS      PERIOD      RETURN
------------------------------------------------------------------------------------------------------------------------------
                                                 Foreign Securities Portfolio
3/23/87-
 12/31/87       $10.00       $ 0.02 +       $ (1.22)         $ (1.20)        $(0.02)         $--           $ 8.78       (13.1)%
12/31/88          8.78         0.11 +          1.82             1.93          (0.08)         --             10.63        22.0
12/31/89         10.63         0.13            2.96             3.09          (0.02)         --             13.70        29.1
12/31/90         13.70         0.18           (1.88)           (1.70)         (0.30)          (1.45)        10.25       (12.8)
12/31/91         10.25         0.07           (0.09)           (0.02)         (0.12)         --             10.11        (0.3)
12/31/92         10.11         0.13           (1.43)           (1.30)         (0.06)          (0.28)         8.47       (13.1)
12/31/93          8.47         0.05            2.50             2.55          (0.09)         --             10.93        30.2
12/31/94         10.93         0.11           (0.46)           (0.35)         (0.03)         --             10.55        (3.2)


              NET                        RATIO OF NET
             ASSETS       RATIO OF        INVESTMENT
             END OF      EXPENSES TO       INCOME TO       PORTFOLIO
   YEAR      PERIOD      AVERAGE NET      AVERAGE NET      TURNOVER
  ENDED     (000'S)        ASSETS           ASSETS           RATE

------------------------------------------------------------------------------

3/23/87-
 12/31/87   $ 12,284          1.8%#+           0.3%            85.0%
12/31/88      16,785          1.7+             1.1+            79.5
12/31/89      45,261          1.8              1.1             61.8
12/31/90      34,237          1.7              1.3             75.1
12/31/91      30,823          1.4              0.7             64.2
12/31/92      29,204          1.3              1.4            144.2
12/31/93      72,579          1.3              0.5             47.7
12/31/94      68,641          1.2              1.0             73.9
                                                Capital Appreciation Portfolio
3/23/87-
 12/31/87        10.00         0.03 +         (1.69)           (1.66)         (0.04)          (0.35)         7.95       (16.5)
12/31/88          7.95         0.09            1.64             1.73          (0.05)         --              9.63        21.1
12/31/89          9.63         0.18            2.23             2.41          (0.01)         --             12.03        25.0
12/31/90         12.03         0.13           (2.04)           (1.91)         (0.29)          (0.02)         9.81       (16.2)
12/31/91          9.81         0.09            5.41             5.50          (0.01)          (0.07)        15.23        56.1
12/31/92         15.23         0.01            3.70             3.71          (0.07)          (1.12)        17.75        25.9
12/31/93         17.75        (0.03 )          3.73             3.70          (0.01)          (1.16)        20.28        21.1
12/31/94         20.28        (0.02 )         (0.71)           (0.73)         --              (2.04)        17.51        (3.8)

3/23/87-
 12/31/87      7,849          1.5#+            0.5#+          115.0
12/31/88      19,976          1.1              1.0             30.3
12/31/89      35,951          1.0              1.6             30.9
12/31/90      27,568          1.0              1.2             37.2
12/31/91      45,976          1.0              0.7             72.9
12/31/92      83,414          0.9              0.1             92.9
12/31/93     182,515          0.9             (0.2)           111.2
12/31/94     229,544          0.8             (0.1)            64.0
                                                       Growth Portfolio
9/5/84-
 6/30/85         10.00         0.28            1.60             1.88          --             --             11.88        18.8
7/1/85-
 12/31/85        11.88         0.15            1.18             1.33          (0.19)          (0.01)        13.01        11.4
12/31/86         13.01         0.28            0.93             1.21          (0.18)          (0.05)        13.99         9.3
12/31/87         13.99         0.25           (0.04)            0.21          (0.48)          (1.27)        12.45         0.6
12/31/88         12.45         0.22            1.37             1.59          --             --             14.04        12.8
12/31/89         14.04         0.31            3.91             4.22          (0.29)         --             17.97        30.1
12/31/90         17.97         0.27           (0.50)           (0.23)         (0.56)          (1.72)        15.46        (1.6)
12/31/91         15.46         0.22            6.05             6.27          (0.12)          (0.21)        21.40        40.8
12/31/92         21.40         0.09            0.99             1.08          (0.19)          (0.62)        21.67         5.4
12/31/93         21.67         0.05            1.60             1.65          (0.08)          (0.92)        22.32         7.8
12/31/94         22.32         0.05           (1.03)           (0.98)         (0.05)          (3.11)        18.18        (4.7)

9/5/84-
 6/30/85      11,046          1.0#+            3.5#            83.4#
7/1/85-
 12/31/85     30,235          0.9#+            2.4#            88.5#
12/31/86     211,211          0.9              2.1             33.7
12/31/87     210,736          0.9              1.6             81.6
12/31/88     195,105          1.0              1.6             37.6
12/31/89     171,593          1.0              1.8             26.9
12/31/90     151,527          0.9              1.6             22.2
12/31/91     231,857          0.9              1.2             36.9
12/31/92     279,291          0.9              0.5             37.9
12/31/93     311,050          0.9              0.2             66.3
12/31/94     246,149          0.8              0.2             74.8
                                                 Natural Resources Portfolio
12/31/88         10.00         0.33 +          0.84             1.17          (0.17)         --             11.00        11.7
12/31/89         11.00         0.39            1.63             2.02          (0.12)         --             12.90        18.3
12/31/90         12.90         0.33           (2.10)           (1.77)         (0.61)          (0.80)         9.72       (15.0)
12/31/91          9.72         0.26            0.21             0.47          (0.13)         --             10.06         4.9
12/31/92         10.06         0.21            0.05             0.26          (0.39)         --              9.93         2.5
12/31/93          9.93         0.15            3.42             3.57          (0.17)         --             13.33        36.2
12/31/94         13.33         0.23           (0.09)            0.14          (0.09)          (0.09)        13.29         1.0

12/31/88      12,324          1.6+             3.2+            20.0
12/31/89      16,971          1.5              3.3             38.2
12/31/90      14,954          1.4              3.0             26.6
12/31/91       9,407          1.2              2.5              2.6
12/31/92       8,796          1.3              2.1             18.7
12/31/93      18,255          1.1              1.3             34.5
12/31/94      21,230          1.0              1.7             36.0
# Annualized.
+ Net of expense reimbursement.
* Selected data for a share of beneficial interest outstanding throughout each period (calculated based upon average shares outstanding).

--------------------------------------------------------------------------------
                       FINANCIAL HIGHLIGHTS* (CONTINUED)
--------------------------------------------------------------------------------
                              ANCHOR SERIES TRUST
                       SELECTED PER SHARE DATA AND RATIOS

                                                                           DIVIDENDS
                                         NET REALIZED                       DECLARED       DIVIDENDS         NET
              NET ASSET        NET       & UNREALIZED                       FROM NET        FROM NET        ASSET
                VALUE        INVEST-      GAIN (LOSS)      TOTAL FROM       INVEST-         REALIZED        VALUE
   YEAR       BEGINNING       MENT            ON           INVESTMENT         MENT          GAIN ON        END OF       TOTAL
  ENDED       OF PERIOD      INCOME       INVESTMENTS      OPERATIONS        INCOME       INVESTMENTS      PERIOD      RETURN
------------------------------------------------------------------------------------------------------------------------------
                                                 Growth and Income Portfolio
1/23/87-
 12/31/87       $10.00       $ 0.42 +       $ (1.56)         $ (1.14)        $(0.42)         $--           $ 8.44       (12.6)%
12/31/88          8.44         0.57            0.65             1.22          (0.55)         --              9.11        14.5
12/31/89          9.11         0.57            0.77             1.34          --             --             10.45        14.7
12/31/90         10.45         0.63           (0.98)           (0.35)         (1.34)         --              8.76        (3.8)
12/31/91          8.76         0.64            1.70             2.34          (0.12)         --             10.98        26.8
12/31/92         10.98         0.65            1.50             2.15          (0.64)         --             12.49        20.1
12/31/93         12.49         0.61            2.11             2.72          (0.55)          (0.08)        14.58        22.0
12/31/94         14.58         0.66           (1.96)           (1.30)         (0.52)          (1.20)        11.56        (9.7)


              NET                        RATIO OF NET
             ASSETS       RATIO OF        INVESTMENT
             END OF      EXPENSES TO       INCOME TO       PORTFOLIO
   YEAR      PERIOD      AVERAGE NET      AVERAGE NET      TURNOVER
  ENDED     (000'S)        ASSETS           ASSETS           RATE

-----------------------------------------------------------------------------------------

1/23/87-
 12/31/87   $ 14,577          1.2%#            5.6%#           81.3%
12/31/88      17,653          1.0              6.1             52.8
12/31/89      19,027          1.0              5.6             77.0
12/31/90      13,352          1.1              6.6            107.0
12/31/91      14,551          1.1              6.4            109.0
12/31/92      23,723          1.0              5.6             86.5
12/31/93      41,555          0.9              4.4             86.2
12/31/94      34,995          0.9              4.9             50.7

                                               Strategic Multi-Asset Portfolio
1/13/87-
 12/31/87        10.00         0.25           (0.97)           (0.72)         (0.25)          (0.03)         9.00        (7.8)
12/31/88          9.00         0.36            0.98             1.34          (0.28)         --             10.06        14.9
12/31/89         10.06         0.41            1.58             1.99          (0.05)         --             12.00        19.8
12/31/90         12.00         0.38           (1.26)           (0.88)         (0.83)          (0.12)        10.17        (7.8)
12/31/91         10.17         0.26            2.20             2.46          --             --             12.63        24.2
12/31/92         12.63         0.23            0.25             0.48          (0.34)          (0.32)        12.45         3.9
12/31/93         12.45         0.21            1.68             1.89          (0.28)         --             14.06        15.3
12/31/94         14.06         0.24           (0.53)           (0.29)         (0.20)          (2.28)        11.29        (2.6)

1/13/87-
 12/31/87     65,066          1.5#             3.4#            68.9
12/31/88      83,479          1.4              3.7             37.4
12/31/89     108,434          1.4              3.7             36.6
12/31/90      87,329          1.4              3.4             28.0
12/31/91      88,585          1.3              2.3             42.0
12/31/92      79,621          1.3              1.8             57.5
12/31/93      76,466          1.3              1.2             73.9
12/31/94      65,357          1.3              1.8             63.7
                                                    Multi-Asset Portfolio
3/23/87-
 12/31/87        10.00         0.33           (0.76)           (0.43)         (0.33)          (0.05)         9.19        (4.9)
12/31/88          9.19         0.44            0.44             0.88          (0.42)         --              9.65         9.6
12/31/89          9.65         0.48            1.42             1.90          (0.01)         --             11.54        19.7
12/31/90         11.54         0.48           (0.30)            0.18          (1.03)         --             10.69         1.6
12/31/91         10.69         0.45            2.45             2.90          (0.06)         --             13.53        27.3
12/31/92         13.53         0.41            0.67             1.08          (0.47)          (0.35)        13.79         8.2
12/31/93         13.79         0.36            0.63             0.99          (0.44)          (0.46)        13.88         7.3
12/31/94         13.88         0.39           (0.60)           (0.21)         (0.47)          (1.49)        11.71        (1.7)

3/23/87-
 12/31/87    130,684          1.2#             4.5#            58.5
12/31/88     161,622          1.2              4.5             30.8
12/31/89     168,986          1.2              4.4             36.9
12/31/90     151,329          1.2              4.4             48.7
12/31/91     177,429          1.2              3.8             50.7
12/31/92     207,533          1.1              3.1             38.6
12/31/93     208,900          1.1              2.6             48.2
12/31/94     164,159          1.1              3.0             82.5
                                                     High Yield Portfolio
12/31/86         10.00         1.01            0.65             1.66          --             --             11.66         5.1
12/31/87         11.66         1.15           (1.51)           (0.36)         (1.48)          (0.02)         9.80         1.7
12/31/88          9.80         1.23            0.17             1.40          (1.18)         --             10.02        14.3
12/31/89         10.02         1.27           (1.53)           (0.26)         (0.07)         --              9.69        (2.8)
12/31/90          9.69         0.99           (1.85)           (0.86)         (2.87)         --              5.96       (10.8)
12/31/91          5.96         0.81            1.16             1.97          (0.05)         --              7.88        33.1
12/31/92          7.88         0.81            0.28             1.09          (0.58)         --              8.39        13.9
12/31/93          8.39         0.79            0.79             1.58          (0.54)         --              9.43        19.1
12/31/94          9.43         0.15           (0.56)           (0.41)         (1.15)         --              7.87        (4.5)

12/31/86      54,124          1.0              9.6             71.7
12/31/87      52,783          0.9              9.9             71.3
12/31/88      57,916          0.9             11.4             41.5
12/31/89      33,430          1.0             12.2             43.9
12/31/90      20,695          1.0             13.2             50.9
12/31/91      33,046          1.0             11.3             54.9
12/31/92      47,140          0.9              9.7            134.9
12/31/93      79,303          0.9              8.5            121.1
12/31/94      48,057          0.9              9.0             97.9

# Annualized.
+ Net of expense reimbursement.
* Selected data for a share of beneficial interest outstanding throughout each period (calculated based upon average shares outstanding).

--------------------------------------------------------------------------------
                       FINANCIAL HIGHLIGHTS* (CONTINUED)
--------------------------------------------------------------------------------
                              ANCHOR SERIES TRUST
                       SELECTED PER SHARE DATA AND RATIOS

                                                                           DIVIDENDS
                                         NET REALIZED                       DECLARED       DIVIDENDS         NET
              NET ASSET        NET       & UNREALIZED                       FROM NET        FROM NET        ASSET
                VALUE        INVEST-      GAIN (LOSS)      TOTAL FROM       INVEST-         REALIZED        VALUE
   YEAR       BEGINNING       MENT            ON           INVESTMENT         MENT          GAIN ON        END OF       TOTAL
  ENDED       OF PERIOD      INCOME       INVESTMENTS      OPERATIONS        INCOME       INVESTMENTS      PERIOD      RETURN
------------------------------------------------------------------------------------------------------------------------------
                                                     Target '98 Portfolio
5/2/88-
 12/31/88       $10.00       $ 0.49 +       $  0.23          $  0.72         $(0.16)         $--           $10.56         7.9%
12/31/89         10.56         0.84            0.99             1.83          (0.05)         --             12.34        17.3
12/31/90         12.34         0.87           (0.12)            0.75          (1.54)          (0.08)        11.47         1.7
12/31/91         11.47         0.83            1.33             2.16          --             --             13.63        18.9
12/31/92         13.63         0.82            0.16             0.98          (0.79)          (0.25)        13.57         7.2
12/31/93         13.57         0.82            0.71             1.53          (0.93)          (0.23)        13.94        11.2
12/31/94         13.94         0.83           (1.39)           (0.56)         (1.11)          (0.07)        12.20        (4.1)


              NET                        RATIO OF NET
             ASSETS       RATIO OF        INVESTMENT
             END OF      EXPENSES TO       INCOME TO       PORTFOLIO
   YEAR      PERIOD      AVERAGE NET      AVERAGE NET      TURNOVER
  ENDED     (000'S)        ASSETS           ASSETS           RATE

------------------------------------------------------------------------------

5/2/88-
 12/31/88   $  5,718          0.8%#+           7.8%            13.0%
12/31/89      15,385          1.1              7.3             21.9
12/31/90      14,614          1.0              7.5              6.8
12/31/91      12,553          1.0              6.9             14.4
12/31/92      19,227          0.9              6.0             37.3
12/31/93      20,500          0.9              5.7             20.8
12/31/94      19,194          0.8              6.5              9.2
                                                    Fixed Income Portfolio
9/5/84-
 6/30/85         10.00         0.85            1.08             1.93          --             --             11.93        19.3
7/1/85-
 12/31/85        11.93         0.54            0.58             1.12          (0.30)         --             12.75         9.6
12/31/86         12.75         0.95            0.75             1.70          (0.35)          (0.01)        14.09        13.6
12/31/87         14.09         1.01           (1.10)           (0.09)         (1.51)          (0.11)        12.38         0.8
12/31/88         12.38         0.98           (0.11)            0.87          (1.14)         --             12.11         7.0
12/31/89         12.11         0.98            0.58             1.56          --             --             13.67        12.6
12/31/90         13.67         0.96            0.01             0.97          (2.07)         --             12.57         7.9
12/31/91         12.57         0.96            0.95             1.91          (0.05)         --             14.43        15.2
12/31/92         14.43         0.98           (0.04)            0.94          (1.06)         --             14.31         6.5
12/31/93         14.31         0.95            0.19             1.14          (0.91)         --             14.54         8.0
12/31/94         14.54         0.89           (1.36)           (0.47)         (1.17)         --             12.90        (3.2)

9/5/84-
 6/30/85       4,360          1.0#+           10.0#            15.3
7/1/85-
 12/31/85     10,220          1.0#+            8.9#            20.9
12/31/86      88,924          0.8              7.5             42.8
12/31/87      56,410          0.8              7.4             57.0
12/31/88      48,044          0.8              7.6             45.6
12/31/89      42,512          0.9              7.6             34.0
12/31/90      34,392          0.9              7.5             52.2
12/31/91      37,887          0.9              7.2             55.3
12/31/92      40,001          0.8              6.8             31.8
12/31/93      41,116          0.8              6.3             45.9
12/31/94      28,582          0.8              6.5             56.5
                                             Government & Quality Bond Portfolio
9/5/84-
 6/30/85         10.00         0.89            1.05             1.94          --             --             11.94        19.4
7/1/85-
 12/31/85        11.94         0.59            0.49             1.08          (0.25)         --             12.77         9.2
12/31/86         12.77         1.17            0.11             1.28          (0.33)           0.02         13.70        10.3
12/31/87         13.70         1.11           (1.01)            0.10          (1.83)         --             11.97         1.6
12/31/88         11.97         1.13           (0.08)            1.05          (1.43)         --             11.59         8.8
12/31/89         11.59         1.10            0.71             1.81          --             --             13.40        15.6
12/31/90         13.40         1.05           (0.09)            0.96          (2.30)         --             12.06         7.8
12/31/91         12.06         1.00            1.08             2.08          (0.11)         --             14.03        17.3
12/31/92         14.03         1.02           (0.05)            0.97          (1.07)         --             13.93         6.9
12/31/93         13.93         0.90            0.25             1.15          (0.86)         --             14.22         8.3
12/31/94         14.22         0.86           (1.30)           (0.44)         (0.73)          (0.19)        12.86        (3.1)

9/5/84-
 6/30/85      31,079          1.0#+           10.7#            31.3
7/1/85-
 12/31/85     93,320          0.9#+            9.5#            14.3
12/31/86     238,701          0.8              9.2             28.0
12/31/87     267,091          0.8              8.7             36.0
12/31/88     195,984          0.8              8.9            120.5
12/31/89     163,082          0.8              8.6             71.8
12/31/90     155,522          0.8              8.5             63.3
12/31/91     197,463          0.8              7.8             87.5
12/31/92     207,860          0.8              7.3             76.4
12/31/93     264,660          0.7              6.2             93.2
12/31/94     232,530          0.7              6.4            117.6
                                                    Money Market Portfolio
9/5/84-
 6/30/85          1.00         0.06          --                 0.06          (0.06)         --              1.00        --
7/1/85-
 12/31/85         1.00         0.03          --                 0.03          (0.03)         --              1.00        --
12/31/86          1.00         0.06          --                 0.06          (0.06)         --              1.00        --
12/31/87          1.00         0.06          --                 0.06          (0.06)         --              1.00        --
12/31/88          1.00         0.07          --                 0.07          (0.07)         --              1.00        --
12/31/89          1.00         0.08          --                 0.08          (0.08)         --              1.00         8.2
12/31/90          1.00         0.07          --                 0.07          (0.07)         --              1.00         7.4
12/31/91          1.00         0.06          --                 0.06          (0.06)         --              1.00         5.6
12/31/92          1.00         0.03          --                 0.03          (0.03)         --              1.00         3.4
12/31/93          1.00         0.02          --                 0.02          (0.02)         --              1.00         2.0
12/31/94          1.00         0.04          --                 0.04          (0.04)         --              1.00         3.8

9/5/84-
 6/30/85       2,904          1.0#+            7.6#           --
7/1/85-
 12/31/85      7,594          1.0#+            6.4#           --
12/31/86      41,771          0.7              5.9            --
12/31/87      83,360          0.7              6.4            --
12/31/88     171,364          0.7              7.2            --
12/31/89     248,774          0.7              8.6            --
12/31/90     181,956          0.7              7.6            --
12/31/91     119,855          0.7              5.7            --
12/31/92     127,262          0.6              3.3            --
12/31/93      99,309          0.6              2.7            --
12/31/94     126,004          0.6              3.8            --

# Annualized.
+ Net of expense reimbursement.
* Selected data for a share of beneficial interest outstanding throughout each period (calculated based upon average shares outstanding).

--------------------------------------------------------------------------------
                                   THE TRUST
--------------------------------------------------------------------------------


     ANCHOR SERIES TRUST (the "Trust") is an open-end diversified management investment company established as a Massachusetts business trust under a Declaration of Trust dated August 26, 1983, as amended on September 1, 1988 and January 19, 1990. This Prospectus includes the twelve separate portfolios of the Trust which are the: Foreign Securities Portfolio, Capital Appreciation Portfolio, Growth Portfolio, Natural Resources Portfolio, Growth and Income Portfolio (formerly, the Convertible Securities Portfolio), Strategic Multi-Asset Portfolio, Multi-Asset Portfolio, High Yield Portfolio, Target '98 Portfolio, Fixed Income Portfolio, Government and Quality Bond Portfolio, and Money Market Portfolio (each a "Portfolio" and collectively the "Portfolios"). The Trust issues a separate series of shares for each Portfolio, which in some instances have rights separate from other series of shares. The Trustees may provide for additional portfolios from time to time. The Declaration of Trust permits the Trustees to issue an unlimited number of full or fractional shares of each series of shares. (See "Dividends, Distributions and Taxes.")


     SunAmerica Asset Management Corp. ("SAAMCo" or the "Adviser"), an indirect wholly owned subsidiary of SunAmerica Inc., serves as investment adviser for all the portfolios of the Trust. (See "SAAMCo.") Wellington Management Company ("WMC" or the "Sub-Adviser") serves as sub-adviser for all the Portfolios included in this prospectus. (See "Wellington Management Company.") When referred to collectively herein, SAAMCo and WMC shall be referred to as the "Advisers."

     Shares of the Portfolios are issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies ("Variable Contracts") of Anchor National Life Insurance Company, First SunAmerica Life Insurance Company, Phoenix Mutual Life Insurance Company and Presidential Life Insurance Company (the "Life Companies"). Certain series of the Trust may not be available in connection with a particular contract. Anchor National Life Insurance Company and First SunAmerica Life Insurance Company are under common control with, and therefore are affiliated with, the Adviser. Phoenix Mutual Life Insurance Company and Presidential Life Insurance Company are not affiliates of the Adviser. The Trust does not foresee a disadvantage to Contract owners arising out of the fact that the Trust offers its shares for Variable Contracts other than those offered by life insurance companies affiliated with the Adviser. Nevertheless, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

--------------------------------------------------------------------------------
                       INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

     Each Portfolio of the Trust has a different investment objective which it pursues through separate investment policies as described below. Each Portfolio is managed separately and the risks and opportunities of each Portfolio should be examined separately. The differences in objectives and policies among the Portfolios can be expected to affect the investment return of each Portfolio and the degree of market and financial risk of each Portfolio. The investment objective of each Portfolio stated below may not be changed without the approval of the holders of the outstanding shares of each Portfolio affected. There is no assurance that the investment objectives of the various Portfolios will be met.

                               EQUITY PORTFOLIOS

                          FOREIGN SECURITIES PORTFOLIO

     The investment objective of this Portfolio is long-term capital appreciation through investment in a diversified portfolio of primarily equity securities issued by foreign companies and primarily denominated in foreign currencies. When, in the opinion of the Sub-Adviser, non-U.S. dollar denominated fixed income securities offer attractive capital appreciation potential, the Portfolio may invest up to 20% of its assets in such securities issued by domestic and foreign companies, foreign governments and their agencies and instrumentalities and supranational agencies. Investments will cover a broad range of companies and industries in a number of foreign countries. The Sub-Adviser anticipates that, under normal market conditions, the Portfolio will diversify its investments among a minimum of five (5) countries.

     Securities will be selected on the basis of fundamental analysis to identify those companies which, in the judgment of the Sub-Adviser, possess above-average capital appreciation potential. In addition to fundamental analysis of companies and their industries, the Sub-Adviser evaluates the economic and political climate of the country in which the company is located and the principal securities markets in which such securities are traded. The Sub-Adviser believes that fundamental analysis coupled with diversification among a number of countries and among a broad range of companies may serve to lessen the risks which may be associated with investing in foreign securities.

     By investing in foreign securities, the Portfolio attempts to take advantage of differences between economic trends and the performance of securities markets in various countries. To date, the market values of securities of companies located in many countries have moved relatively independently of each other and during certain periods the return on equity investments in some countries has exceeded the return of similar investments in the United States. It may be possible to obtain significant appreciation from a portfolio of foreign investments and also achieve increased diversification. The Portfolio achieves increased diversification by combining securities from various countries that offer different investment opportunities and are affected by different economic trends. International diversification reduces the effect that events in any one country will have on overall investment returns. Of course, negative movement by investments in one foreign market represented in the Portfolio may offset gains from investments in another country's markets.

     Depending upon market conditions, the Portfolio may be invested primarily in foreign securities. All or a portion of the foreign securities purchased by the Portfolio may be in the form of American Depositary Receipts ("ADRs") or Global Depositary Receipts ("GDRs"). ADRs are typically issued by a U.S. bank or trust company, and evidence ownership of underlying securities issued by a foreign corporation. GDRs are issued globally, and evidence a similar ownership arrangement. Generally, ADRs are designed for trading in the United States securities markets, and GDRs are designed for trading in non-U.S. securities markets.

     The Sub-Adviser will not attempt to actively time either short-term market trends or short-term currency trends in any market. The Portfolio may enter into forward foreign exchange contracts to protect against uncertainty in the future value of foreign currencies relative to the U.S. dollar and to facilitate the settlement of purchase and sale transactions. A forward foreign exchange contract involves the future obligation to purchase or sell a specific currency on a specified date and at a specified price determined at the time of entering into the contract. It should be recognized that the use of foreign currency contracts to protect the value of the Portfolio's assets against a decline in the value of a currency does not eliminate fluctuations in the value of the Portfolio's underlying security holdings. In addition, although the use of foreign exchange contracts can minimize the risk of loss due to a decline in value of the foreign currency, the use of such contracts will tend to limit any potential gain resulting from an increase in the relative value of the foreign currency to the U.S. dollar.

     In addition to the capital appreciation opportunities which may exist, investments in foreign markets involve special risks and considerations not typically associated with investing in the United States. Such risks and considerations may include political and economic instability, differing accounting and financial reporting standards, higher commission rates on foreign portfolio transactions, less readily available public information regarding issuers, potential adverse changes in tax and exchange control regulations, and the potential for restrictions on the flow of international capital. Although income is not an objective of this Portfolio, many foreign countries impose withholding taxes on dividends which may not be recoverable by the Portfolio. Also, the value of foreign currencies relative to the U.S. dollar will fluctuate and will therefore affect, either favorably or unfavorably, the value of the underlying securities which the Portfolio owns.

     The Portfolio may engage in options transactions and may purchase and sell futures contracts and options thereon to reduce certain risks of its investments and to attempt to enhance income. (See "Hedging and Income Enhancement Strategies.")

     The Portfolio intends, except under unusual market conditions or to meet liquidity needs, to remain fully invested in foreign equity securities. However, the Portfolio may invest in short-term money market instruments denominated in U.S. dollars, including repurchase agreements, which are authorized for purchase by the Money Market Portfolio. (See "Money Market Portfolio" and "Repurchase Agreements.") In addition, the Portfolio may purchase when-issued securities. (See "When-Issued Securities" in the Statement of Additional Information.)

                         CAPITAL APPRECIATION PORTFOLIO

     The investment objective of this Portfolio is to seek long-term capital appreciation primarily through investments in growth equity securities which are widely diversified by industry and company. In contrast to the majority of growth equity securities which will be selected for the Growth Portfolio, the Capital Appreciation Portfolio will generally consist of a greater proportion of securities of smaller companies which may be newer and less seasoned, companies which represent new or changing industries, and those which, in the opinion of the Sub-Adviser, represent special situations, the potential future value of which has not been recognized by other institutional investors. In seeking to achieve its objective, the Portfolio will invest primarily in U.S. common stocks and may sell covered call options on certain of such stocks on U.S. exchanges, purchase call and put options and combinations of such options on U.S. exchanges and enter into closing transactions with respect to certain of its option positions on the exchanges. In addition, the Portfolio may invest in debt securities and preferred stocks that are convertible into, or that carry warrants to purchase, common stocks or other equity interests. The Portfolio also may engage in transactions involving stock index futures and options thereon as a hedge against changes in market conditions. (See "Hedging and Income Enhancement Strategies.") In addition, the Portfolio may invest up to 25% of its total assets in foreign securities. (See the discussion under "Foreign Securities Portfolio" above and "Foreign Securities" in the Statement of Additional Information.)

     A significant portion of the Portfolio's equity investments are expected to be in securities which are not listed for trading on domestic securities exchanges and, although publicly traded, may be less liquid than securities issued by larger, more seasoned companies which trade on domestic securities exchanges. The Portfolio may invest up to 10% of its assets in securities which are illiquid due to restrictions as to resale under the Securities Act of 1933 or for which market quotations are not readily available. To the extent such investments are made, the Portfolio may have less freedom of disposition at possibly less favorable prices than would be the case for securities not subject to such restrictions. This limitation does not apply to securities that are eligible for resale in accordance with Rule 144A under the Securities Act of 1933 and that have legal or contractual restrictions on resale but have a readily available market and therefore are not considered illiquid by the Sub-Adviser. (See "Illiquid Securities" below and in the Statement of Additional Information.)

     As a result of its investment policies, the Portfolio's securities can be expected on average to exhibit greater volatility than the equity markets as a whole as measured by the price movement of the

Standard & Poor's 500 Composite Stock Index. The relative position size of each security holding within the Portfolio may be determined, in part, by the relative capitalization of the issue in the equity markets as a whole. Therefore, highly capitalized companies may be allowed a larger position in the Portfolio than smaller capitalized companies. As a result, the overall diversification of the Portfolio's holdings may serve to reduce the specific risk associated with investments in any one issuer.

     The Portfolio may also invest in short-term money market instruments, including repurchase agreements, authorized for purchase by the Money Market Portfolio. (See "Money Market Portfolio" and "Repurchase Agreements.") In addition, the Portfolio may purchase when-issued securities. (See "When-Issued Securities" in the Statement of Additional Information.)

                                GROWTH PORTFOLIO

     The investment objective of this Portfolio is to seek capital appreciation primarily through investments in growth equity securities. Growth equity securities include seasoned companies with proven records and above-average earnings growth, and smaller companies with outstanding growth records and potential. Growth equity securities tend to have above-average price/earnings ratios and less-than-average current yield. The Portfolio's investments will be widely diversified by industry and company. The Portfolio may also engage in transactions involving stock index futures and options thereon as a hedge against changes in market conditions. (See "Hedging and Income Enhancement Strategies.")

     The majority of the Portfolio's equity investments are securities listed on the New York Stock Exchange and other domestic securities exchanges. The Portfolio also invests in unlisted securities, but these are generally securities that have an established over-the-counter market, although the depth and liquidity of that market may vary from time to time and from security to security. In addition, the Portfolio may invest up to 25% of its total assets in foreign securities. (See the discussion under "Foreign Securities Portfolio" and "Foreign Securities" in the Statement of Additional Information.) The Portfolio may invest up to 10% of its assets in securities which are illiquid due to restrictions as to resale under the Securities Act of 1933 or for which market quotations are not readily available. To the extent such investments are made, the Portfolio may have less freedom of disposition at possibly less favorable prices than would be the case for securities not subject to such restrictions. This limitation does not apply to securities that are eligible for resale in accordance with Rule 144A under the Securities Act of 1933 and that have legal or contractual restrictions on resale but have a readily available market and therefore are not considered illiquid by the Sub-Adviser. (See "Illiquid Securities" below and in the Statement of Additional Information.)

     Convertible securities may constitute up to 20% of the Portfolio's net assets, and may be used for defensive purposes or when they are an attractive alternative to the underlying common stock. In seeking to achieve its objective the Portfolio will primarily invest in U.S. common stocks and may sell covered call options on certain of such stocks on U.S. exchanges, purchase call and put options and combinations of such options on U.S. exchanges, and enter into closing transactions with respect to certain of its option positions on the exchanges.

     The Portfolio's policy of investing in seasoned companies with proven records and above-average earnings growth, other companies with changing or accelerating growth profiles and smaller companies with outstanding growth records and potential will subject the Portfolio to greater risk than may be involved in investing in securities which are not selected for such growth characteristics.

     The Portfolio intends, except under unusual market conditions or to meet liquidity needs, to remain fully invested in equity securities. However, the Portfolio may invest in short-term money market instruments, including repurchase agreements, authorized for purchase by the Money Market Portfolio. (See "Money Market Portfolio" and "Repurchase Agreements.") In addition, the Portfolio may purchase when-issued securities. (See "When-Issued Securities" in the Statement of Additional Information.)

                          NATURAL RESOURCES PORTFOLIO

     The investment objective of this Portfolio is to provide a total return in excess of the U.S. rate of inflation as represented by the Consumer Price Index. The Portfolio will invest primarily in equity securities of companies which are expected to benefit from rising inflation, because they own or control assets which appreciate in inflationary periods, or because of increased activity during these periods of inflation, and in debt obligations and fixed income securities which are expected to provide favorable returns in periods of rising inflation. The Portfolio will invest in domestic securities and foreign securities. Securities issued by foreign issuers may be denominated in U.S. dollars or foreign currencies.

     Investments will be chosen primarily based on their historical and projected relationship with inflation. The Portfolio will invest in securities issued by companies engaged in exploration, mining, fabrication, processing or trading in gold, and other precious metals and minerals including diamonds, and natural resources including oil, timber, and agricultural commodities; real estate investment trusts (REITs); and other investments which are expected to provide a hedge against anticipated inflation. The Portfolio will concentrate its investments in the securities of companies in gold-related industries, including exploration, mining, fabrication, processing and trading in gold. In addition, the Portfolio may invest in securities (including debt securities and preferred stock) the terms of which are related to the market value of gold and other natural resource assets, and may also invest its assets in short-term investments including non-dollar denominated instruments. The Portfolio may also invest up to 10% of its assets in the securities of investment companies (including foreign investment companies) which make investments that are expected to provide a hedge against anticipated inflation. However, the Portfolio will not invest more than 5% of its assets in any single investment company and will not purchase more than 3% of the voting stock of an investment company. In addition, the Portfolio will not purchase the securities of any closed-end investment company which would result in the funds which are advised by the Adviser or by the Sub-Adviser owning, in the aggregate, more than 10% of the voting stock of the closed-end investment company. If the Portfolio invests in investment companies, the Portfolio's shareholders will bear not only their proportionate share of expenses of the Portfolio, but also indirectly will bear similar expenses of the underlying investment company.

     Investments in securities related to gold or other precious metals and minerals are considered speculative and are impacted by a host of world-wide economic, financial and political factors. Prices of gold and other precious metals may fluctuate sharply over short time periods due to: changes in inflation or expectations regarding inflation in various countries; metal sales by governments, central banks or international agencies; investment speculation; changes in industrial and commercial demand; and governmental prohibitions or restrictions on the private ownership of certain precious metals or minerals. The Portfolio's concentration in gold related industries exposes it to greater risk than a portfolio less concentrated in a group of related industries.

     The value of equity investments related to other natural resources such as oil, timber, and agricultural commodities will fluctuate pursuant to market conditions, generally, as well as the market for the particular natural resource in which the issuer is involved. The Sub-Adviser believes that the values of natural resources fluctuate differently with respect to different stages of the inflationary cycle. In addition, the values of natural resources are subject to numerous factors including events of nature and international politics. The Sub-Adviser will seek securities that are attractively priced relative to the intrinsic value of the relevant natural resource, or that are of companies which are positioned to benefit during particular portions of the inflationary cycle.

     It is expected that the market price of securities, the principal amount, redemption terms, or conversion terms of which are related to the market price of a natural resource asset, will fluctuate on the basis of the natural resource on which such security is based. However, there may not be a perfect correlation between the movements of the asset-based security and the underlying natural resource asset. Further, such securities typically bear interest or pay dividends at below market rates, and in certain cases at nominal rates.

     The Portfolio's investment in REITs may be subject to certain risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes; and operating expenses and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of the Portfolio's investment.

     In addition, "equity REITs" may be affected by changes in the value of the underlying property owned by the trusts, while "mortgage REITs" may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill. They are not diversified and are subject to the risks of financing projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") or to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act").

     Depending upon market conditions, the Portfolio may be invested primarily in foreign securities. All or a portion of the foreign securities purchased by the Portfolio may be in the form of ADRs or GDRs. ADRs are typically issued by a U.S. bank or trust company, and evidence ownership of underlying securities issued by a foreign corporation. GDRs are issued globally, and evidence a similar ownership arrangement. Generally, ADRs are designed for trading in the United States securities markets, and GDRs are designed for trading in non-U.S. securities markets.

     Investments in foreign markets involve special risks and considerations not typically associated with investing in the United States. Such risks and considerations may include political and economic instability, differing accounting and financial reporting standards, higher commission rates on foreign portfolio transactions, less readily available public information regarding issuers, potential adverse changes in tax and exchange control regulations, and potential for restrictions on the flow of international capital. Although income is not an objective of this Portfolio, many foreign countries impose withholding taxes on dividends which may not be recoverable by the Portfolio. Also, the value of foreign currencies relative to the U.S. dollar will fluctuate and will therefore affect the value of the underlying securities which the Portfolio owns. The Portfolio may enter into forward foreign exchange contracts to facilitate the settlement of purchase and sale transactions and on occasion to protect against uncertainty in the future value of foreign currencies relative to the U.S. dollar. A forward foreign exchange contract involves the future obligation to purchase or sell a specific currency on a specified date and at a specified price determined at the time of entering into a contract. It should be recognized that the use of foreign currency contracts to protect the value of the Portfolio's assets against a decline in the value of a currency does not eliminate fluctuations in the value of the Portfolio's underlying security holdings. In addition, although the use of foreign exchange contracts can minimize the risks of loss due to a decline in the value of foreign currency, the use of such contracts will tend to limit any potential gain resulting from an increase in the relative value of the foreign currency to the U.S. dollar.

     The Portfolio may invest in short-term money market instruments denominated in U.S. dollars, including repurchase agreements, which are authorized for purchase by the Money Market Portfolio. (See "Money Market Portfolio" and "Repurchase Agreements.") In addition, the Portfolio may purchase when-issued securities. (See "When-Issued Securities" in the Statement of Additional Information.)

     The Portfolio may write covered call options on stocks, purchase put and call options and combinations of such options, and enter into closing transactions with respect to such options. The Portfolio also may engage in transactions involving stock index futures contracts and options thereon and in transactions involving the future delivery of fixed income securities ("Financial Futures Contracts") and options thereon as a hedge against changes in market conditions. (See "Hedging and Income Enhancement Strategies.")

                          GROWTH AND INCOME PORTFOLIO



     The investment objective of this Portfolio is to provide high current income and long-term capital appreciation. The Portfolio will seek to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in securities that provide the potential for growth and offer income, such as dividend-paying common stocks and securities convertible into common stock. The portion of the Portfolio's assets invested in equity securities and debt securities may vary from time to time due to changes in interest rates and economic and other factors. This Portfolio is not designed for investors seeking a steady flow of income distributions. Rather, the Portfolio's policy of investing in income-producing securities is intended to provide investors with a higher overall investment return than may be achieved by investing solely in growth stocks.



     The equity securities purchased for the Portfolio will generally be issued by publicly-held corporations. However, the Sub-Adviser may select equity securities for the Portfolio without regard to the size or established history of the issuer. Generally, the prices of equity securities may be affected by such factors as a change in a company's earnings; fluctuations in interest rates; or changes in the rate of economic growth. Further, to the extent the Portfolio invests in issuers with small market capitalizations, the Portfolio would be subject to greater risk than may be involved in investing in securities of issuers with larger market capitalizations. The securities of small capitalization issuers typically include those of newer or less seasoned companies, and may be more speculative than securities issued by larger, more well-established issuers. Other risks associated with smaller or newer issuers include less publicly-available information about the issuer; the absence of a business history or historical pattern of performance; and the normal risks which accompany the development of new products, markets or services.



     The convertible securities in which the Portfolio may invest are not subject to any limitations as to ratings and may include high, medium, lower and unrated securities. However, the Portfolio may not invest more than 20% of its total assets in convertible securities rated below "Baa" by Moody's Investors Service, Inc. ("Moody's") or "BBB" by Standard & Poor's Ratings Services ("Standard & Poor's") (including convertible securities that have been downgraded), or in unrated convertible securities that are of comparable quality as determined by the Sub-Adviser. Convertible securities rated lower than "Baa" by Moody's or "BBB" by Standard & Poor's or unrated securities of comparable quality, commonly referred to as "junk bonds" or "high yield securities," are speculative and generally involve a higher risk of loss of principal and income than higher-rated securities. See "High Yield Portfolio" below and the Statement of Additional Information for a discussion of the risks associated with lower-rated, high-yield securities.



     The Portfolio may also invest up to 20% of its total assets in equity securities of foreign companies in developed countries which are traded on a recognized domestic or foreign securities exchange. Although such foreign securities may be denominated in foreign currencies, the Portfolio anticipates that the majority of its foreign investments will be in ADRs or GDRs. See "Foreign Securities Portfolio" for a discussion of these types of securities. The Portfolio may enter into forward currency contracts to protect against uncertainty in the level of future exchange rates. However, the Sub-Adviser will not actively attempt to time either short-term market trends or short-term currency trends in any market. See "Hedging and Income Enhancement Strategies" below.



     In addition to the equity and convertible securities described above, the Portfolio may invest up to 35% of its total assets in the following instruments: short-term money market instruments denominated in U.S. dollars including repurchase agreements and Section 4(2) commercial paper, which are authorized for purchase by the Money Market Portfolio (see "Money Market Portfolio" and "Repurchase Agreements"); fixed-income securities, including obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities, including mortgage-related securities; high quality debt securities issued by foreign sovereigns; corporate debt securities rated at least "BBB" by Standard & Poor's or "Baa" by Moody's, commonly known as "investment grade securities," or unrated securities that are deemed to be of comparable quality by the Sub-Adviser; and equity and convertible securities of issuers that are not paying a dividend, if there exists the potential for growth of capital or future income. See the Statement of Additional Information concerning these securities. It is the Portfolio's policy to attempt to sell, within a reasonable time period, a debt security which has been downgraded below investment grade (other than convertible securities), provided that such disposition is in the best interests of the Portfolio and its shareholders. See Appendix A for a description of corporate bond ratings.



     Finally, the Portfolio may enter into contracts on financial futures or stock index futures, or options thereon, for hedging purposes. See "Hedging and Income Enhancement Strategies" below. The Portfolio may also make loans of portfolio securities and invest in securities issued on a "when-issued" or "delayed delivery" basis. (See "When-Issued and Delayed Delivery Securities" and "Loans of Portfolio Securities" in the Statement of Additional Information.) In addition, in any period of market weakness or of uncertain market conditions, the Portfolio may establish a temporary defensive position to preserve capital by investing up to 100% of total assets in cash, cash equivalents or high quality short-term fixed-income securities.



                               MANAGED PORTFOLIOS


                        STRATEGIC MULTI-ASSET PORTFOLIO

     The investment objective of this Portfolio is to seek high long-term total investment return. Total investment return consists of dividends, interest and other income, and net realized and unrealized appreciation and depreciation in the value of the Portfolio's security holdings. This Portfolio will invest in a diversified group of securities consisting of the asset classes described below and, although it is designed to offer the potential for higher investment return than the Multi-Asset Portfolio, it can be expected to result in greater price volatility and potentially greater risk of loss than the Multi-Asset Portfolio.

     The asset allocation of the Portfolio will be actively managed among the following asset categories: equity securities, including the securities of smaller companies which may be newer and less seasoned, international securities, investment grade bonds, high-yield, high-risk bonds and money market instruments.

     Asset allocation decisions will be based upon the same type of fundamental analysis as for the Multi-Asset Portfolio and the Sub-Adviser will not attempt to make short-term market timing decisions. Although the Portfolio is expected to have some portion of its assets in equities, fixed income securities and money market instruments at all times, investments in each sub-sector (e.g. domestic or international equities) may vary substantially based upon the Sub-Adviser's fundamental analysis of the relative attractiveness and potential risks of each sector. The Portfolio does not have percentage limitations on the amount allocated to each market sector or sub-sector and may emphasize such sectors or sub-sectors indicated by the Sub-Adviser's analysis and judgment.

     The Portfolio may sell (write) covered call options on stocks, purchase put and call options and combinations of such options, and enter into closing transactions with respect to such options. The Portfolio also may engage in transactions involving stock index futures contracts and options thereon and Financial Futures Contracts and options thereon as a hedge against changes in market conditions. (See "Hedging and Income Enhancement Strategies.") In addition, the Portfolio may purchase when-issued securities. (See "When-Issued Securities" in the Statement of Additional Information.)

     The Portfolio may invest in short-term money market instruments denominated in U.S. dollars, including repurchase agreements and Section 4(2) commercial paper, which are authorized for purchase by the Money Market Portfolio. (See "Money Market Portfolio" and "Repurchase Agreements.")

                             MULTI-ASSET PORTFOLIO

     The investment objective of this Portfolio is to seek long-term total investment return consistent with moderate investment risk. Total investment return consists of dividends, interest and other income and net realized and unrealized appreciation and depreciation in the value of the Portfolio's investments. The Portfolio's investments will be actively managed and allocated among the following asset categories: equity securities, convertible securities, investment grade fixed income securities and money market securities.

     The Sub-Adviser will actively manage the allocation of assets among market sectors based upon its judgment of the projected investment environment for financial assets, relative fundamental values and attractiveness of each sector, and expected future returns of each sector. The Sub-Adviser will base its asset allocation decisions on fundamental analysis and will not attempt to make short-term market timing decisions among market sectors. As a result, shifts in asset allocation are expected to be gradual and continuous and the Portfolio will normally have some portion of its assets invested in each market sector at all times. The Portfolio does not have percentage limitations on the amount allocated to each market sector and may emphasize such sectors indicated by the Sub-Adviser's analysis and judgment.

     The Portfolio may sell (write) covered call options on stocks, purchase put and call options and combinations of such options, and enter into closing transactions with respect to such options. The Portfolio also may engage in transactions involving stock index futures contracts and options thereon and Financial Futures Contracts and options thereon as a hedge against changes in market conditions. (See "Hedging and Income Enhancement Strategies.") In addition, the Portfolio may purchase when-issued securities. (See "When-Issued Securities" in the Statement of Additional Information.)

     The Portfolio may invest in short-term money market instruments denominated in U.S. dollars, including repurchase agreements and Section 4(2) commercial paper, which are authorized for purchase by the Money Market Portfolio. (See "Money Market Portfolio" and "Repurchase Agreements.")

                               INCOME PORTFOLIOS

                              HIGH YIELD PORTFOLIO

     The primary objective of this Portfolio is to produce high current income. A secondary investment objective is capital appreciation. The Portfolio will seek its objectives by investing, except for temporary defensive purposes, at least 65% of its assets in high-yielding, high-risk, income producing corporate bonds, also known as "junk bonds." Although these securities can be expected to provide higher yields, they may be subject to greater market fluctuations and the risk of loss of income and principal, than lower yielding, higher-rated fixed-income securities. The Portfolio may invest up to 10% of its assets in securities which are subject to restrictions as to resale or for which market quotations are not readily available. To the extent such investments are made, the Portfolio may have less freedom of disposition and receive possibly less favorable prices than would be the case for securities not subject to such restrictions.

     Because investment in such high-yield, high-risk securities entails greater risks, an investment in the Portfolio should not constitute a complete investment program and may not be appropriate for all investors. The investments of the Portfolio will be subject to greater market fluctuations and risk of loss of income and principal due to default by an issuer than are investments in higher rated bonds.


     Generally, bonds providing the highest yield carry lower ratings (Baa or lower by Moody's or BBB or lower by Standard & Poor's than those assigned by Standard & Poor's or Moody's to investment grade bonds, or are unrated. Descriptions of the Standard & Poor's and Moody's rating categories are set forth in Appendix A. In general, these credit ratings represent only a portion of the data analyzed by the Sub-Adviser when evaluating bonds for purchase or sale in the Portfolio. In many instances, the rating agencies are not able to reflect changes in value of high-yield, high-risk bonds in a timely manner and are therefore valuable only so much as they can be employed as one source of credit quality data in the Portfolio's overall investment strategy.

     As of December 31, 1994 the Portfolio held securities of 82 corporate issuers, and the Portfolio's holdings for the fiscal year 1994 had on average the following credit quality characteristics:

                                                                         PERCENTAGE
                                                                             OF
                                   INVESTMENT                            NET ASSETS
          -------------------------------------------------------------  ----------
          Cash and Cash Equivalents....................................      12.6%
          Corporate Bonds
            BB+........................................................       2.7%
            BB.........................................................       3.3%
            BB-........................................................      18.2%
            B+.........................................................      17.3%
            B..........................................................      25.3%
            B-.........................................................      13.2%
            CCC+.......................................................       4.7%
            Non-rated..................................................       1.3%
          Other........................................................       1.4%
                                                                         ----------
                                                                            100.0%
                                                                         =========

     The Portfolio will invest in a variety of fixed-income instruments which are rated less than investment grade or are unrated. It can be expected that a majority of securities selected and held will have a relatively high current yield, when compared to investment grade fixed-income securities. The Portfolio will also utilize other types of securities such as discount bonds, zero coupon bonds*, convertible bonds, straight and convertible preferred stocks, warrants and common stocks. For a more complete description of the characteristics and risks involved in investing in these securities see the Statement of Additional Information. To the extent that warrants and common stocks are used there may be some additional investment risk and countervailing opportunity. These securities will be selected and held when, in the opinion of the Sub-Adviser, the less than highest available current yield is more than offset by prospects for capital appreciation. The Portfolio in the future will utilize such securities as from time to time may be created and which the Adviser and Sub-Adviser deem suitable and appropriate.

     The Portfolio may invest, without limit, in unrated securities if such securities offer, in the opinion of the Sub-Adviser, a relatively high yield without undue risk. Although the Portfolio will invest primarily in lower-rated securities, it will not invest in securities in the lowest rating categories (Ca for Moody's and CC for Standard & Poor's) unless the Sub-Adviser believes that the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by such low ratings.

     When changing economic conditions and other factors cause the yield difference between lower-rated and higher-rated securities to narrow, the Portfolio may purchase higher-rated securities if the Sub-Adviser believes that the risk of loss of income and principal may be substantially reduced with only a relatively small reduction in yield. In addition, under unusual market or economic conditions, the Portfolio, for temporary defensive purposes, may invest up to 100% of its assets in cash, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, certificates of deposit, bankers' acceptances and other bank obligations, commercial paper rated in the highest category by an established rating agency, or other fixed-income securities deemed by the Sub-Adviser to be consistent with a defensive posture. The yield on such securities may be lower than the yield on lower-rated fixed-income securities. The Portfolio may also invest in high yield bonds issued by foreign corporations which are denominated in U.S. or foreign currencies. (See "Foreign Securities Portfolio.")

---------------

* For a more complete discussion of the risks involved in zero coupon bond investments see the description of the Target '98 Portfolio.

     The Portfolio may invest in short-term money market instruments denominated in U.S. dollars, including repurchase agreements, which are authorized for purchase by the Money Market Portfolio. (See "Money Market Portfolio" and "Repurchase Agreements.") In addition, the Portfolio may purchase when-issued securities. (See "When-Issued Securities" in the Statement of Additional Information.)

     The Portfolio may sell (write) covered call options on stocks, purchase put and call options on stocks and combinations of such options listed on U.S. exchanges, and enter into closing transactions with respect to such options positions. The Portfolio may also enter into Financial Futures Contracts and options thereon for hedging positions. (See "Hedging and Income Enhancement Strategies.")

RISK FACTORS -- HIGH YIELD BONDS

     The values of lower-rated securities, also referred to as "junk bonds," generally fluctuate more than those of higher-rated securities. In addition, a lower rating can reflect a greater possibility of an adverse change in financial condition affecting the ability of an issuer to make payments of interest or principal. Because the Portfolio invests primarily in securities in lower-rated categories, the achievement of the Portfolio's goals is more dependent on the Sub-Adviser's ability than would be the case if the Portfolio were investing in securities in the higher-rated categories. Investors should carefully consider their ability to assume the risks involved before making an investment in this Portfolio.

     The market value of the Portfolio's investments will change in response to changes in interest rates and the relative financial strength of each issuer. During periods of falling interest rates, the values of long-term fixed-income securities generally rise. Conversely, during periods of rising interest rates the value of such securities generally decline. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. The value of high-yield, high-risk bonds may also be influenced by the bond market's perception of an issuer's credit quality or its outlook for economic growth. In times where economic conditions appear to be deteriorating, lower-rated bonds may decline in market value primarily due to investor's heightened concern over an issuer's credit quality and its ability to make timely interest and principal payments. In such periods of real or perceived economic downturn the secondary market for high-yield, high-risk bonds may become thin and liquidity may be significantly reduced. This may lead to increased volatility and sudden price movements in the secondary market.

     In a volatile market the Portfolio may find it difficult to value its securities accurately. During such times the responsibility of the Adviser and Sub-Adviser to value Portfolio securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available. Fluctuations in the value of Portfolio securities will not affect cash income but will be reflected in the Portfolio's net asset value.

                              TARGET '98 PORTFOLIO

     The investment objective of this Portfolio is to seek a predictable compounded investment return for the specified time period, consistent with preservation of capital. The Portfolio will invest primarily in zero coupon securities and current interest-bearing, investment grade debt obligations which are issued by the U.S. Government, its agencies and instrumentalities, and both domestic and foreign corporations. These investments will generally mature no later than November 15, 1998 (the "Maturity Date"). Upon maturity, the Portfolio will be converted to cash.

     While there is no assurance that the Portfolio will succeed in achieving its objective, it seeks capital preservation for investors who hold their investment until maturity. In addition, the Portfolio seeks to provide investors with a sum at the Maturity Date (the "Maturity Value") which, together with the reinvestment of all dividends and distributions, exceeds their original investment in the Portfolio by a relatively predictable amount. Investors are more likely to receive the expected Maturity Value if they retain their participation in the Portfolio until the Maturity Date. Any investor who redeems his or her participation prior to the Maturity Date is likely to achieve a different investment result than the return that was predicted on the date investment was made, and may even suffer a loss.

     The Portfolio will invest in both zero coupon securities and current interest-bearing debt obligations generally maturing not later than the Maturity Date. Zero coupon securities are non-interest bearing debt obligations which are payable in full at maturity, and which typically trade at a substantial or deep discount from their value at maturity. Thus, the return on these instruments is known at the time of investment, making them suitable for this Portfolio. However, the value of zero coupon securities, and therefore the value of the Portfolio, may be subject to greater market fluctuations from changing interest rates prior to maturity than the value of debt obligations of comparable maturities that bear interest currently.

     The Portfolio will invest in current interest-bearing debt obligations in order to provide cash to pay the Portfolio's expenses, to provide liquidity and to meet transfer and redemption requests. By managing the Portfolio to try to match current income with expenses, the Portfolio may reduce its reinvestment risk. Reinvestment risk is the risk that future payments cannot be reinvested at interest rates that are as high or higher than needed to achieve the Portfolio's predicted compounded investment return. As zero coupon securities do not pay interest currently, they present no reinvestment risk to the Portfolio.

     Zero coupon securities are generally stripped obligations of the U.S. Government. They are also offered, to a limited extent, by corporate issuers. The Portfolio is authorized to invest in both government and corporate zero coupon securities. The current interest-bearing debt obligations in which the Portfolio is authorized to invest may be offered by domestic or foreign issuers and may be principally traded in the U.S. or foreign markets. All debt obligations in which the Portfolio invests will be dollar denominated. Corporate obligations must be rated at the time of purchase, within the four highest categories assigned by Moody's or by Standard & Poor's (see Appendix A).

     While the creditworthiness of corporate issuers will be carefully considered, investors bear the risk that these issuers will fail to make payments of principal or interest when due. This credit risk cannot be eliminated. If an issuer defaults on its obligations, the value of the Portfolio may be adversely affected.

     Investing in obligations of foreign issuers or obligations of domestic issuers that trade in foreign markets involves special risks and considerations not typically associated with investing in the United States. Such risks and considerations may include political and economic instability, differing accounting and financial reporting standards, higher commission rates on foreign portfolio transactions, less readily available public information regarding issuers, potential adverse changes in tax and exchange control regulations, and the potential for restrictions on the flow of international capital. Many foreign countries impose withholding taxes on dividends which may not be recoverable by the Portfolio. Also, the value of foreign currencies relative to the U.S. dollar will fluctuate and will therefore affect, either favorably or unfavorably, the value of the underlying securities which the Portfolio owns. By investing in dollar-denominated foreign securities, the Portfolio may reduce the risk associated with fluctuations in the value of foreign currencies relative to the U.S. dollar.

     The Portfolio is also permitted to invest in high quality short-term money market instruments and repurchase agreements such as those invested in by the Money Market Portfolio. (See "Money Market Portfolio" and "Repurchase Agreements".) As the Maturity Date approaches, the Portfolio will invest in more short-term, highly liquid investments to preserve capital. In addition, the Portfolio may purchase when-issued securities. (See "When-Issued Securities" in the Statement of Additional Information.)

     Generally, the market value of the underlying securities in the Portfolio will vary inversely with changes in interest rates. This means that the value of a share of the Portfolio will tend to rise as interest rates decline, and decline as interest rates rise. While the risk of these fluctuations in value is greater when the period to maturity is longer, they tend to diminish as the Maturity Date approaches. Accordingly, investors are more likely to receive their Maturity Value if they retain their investment in the Portfolio until the Maturity Date. Nevertheless, although investors can redeem shares at the current net asset value at any time, the value of the shares may be higher or lower than when purchased. An investment in the Portfolio is not suited to frequent purchases and sales in response to short-term fluctuations in the Portfolio's net asset value.

     The Internal Revenue Service has ruled that the owner of zero coupon securities, for Federal income tax purposes, realizes taxable interest each year equal to a portion of the difference between the face value of the zero coupon securities and their purchase price. Similarly, the cash distributions received from current interest-bearing debt obligations are taxable each year. The net investment income of the Portfolio will equal the sum of the imputed interest earned on its zero coupon securities and the interest upon its current interest-bearing debt obligations, less the Portfolio's expenses.

                             FIXED INCOME PORTFOLIO

     The investment objective of this Portfolio is to seek a high level of current income consistent with preservation of capital. The Portfolio will invest primarily in investment grade, fixed income securities. Portfolio management will emphasize sector analysis, call protection and credit research, and will attempt to maintain a high, steady and possibly growing income stream.

     The Portfolio will invest at least 80% of the value of its total assets, taken at market value at the time of investment, in one or more of the following:

          (1) Marketable straight-debt securities of domestic issuers, and of foreign issuers (payable in U.S. dollars) rated at the time of purchase within the four highest grades assigned by Moody's (Aaa, Aa, A or Baa) or by Standard & Poor's (AAA, AA, A or BBB);

          (2) Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (see "Government and Quality Bond Portfolio");

          (3) Commercial paper rated at the time of purchase Prime-1 by Moody's or A-1 by Standard & Poor's;

          (4) Obligations of banks having total assets in excess of $1 billion.

     The balance of the Portfolio's investments will include: debt securities (including those convertible into, or carrying warrants to purchase, common stocks or other equity interests, and privately placed debt securities); preferred stocks (including those convertible into, or carrying warrants to purchase, common stocks or other equity interests); and marketable common stocks which WMC considers likely to yield relatively high income in relation to alternative investments. Debt securities are sometimes offered with warrants for the purchase of common stock of the issuer of the debt security. These may be purchased by the Portfolio only when the debt security meets the Portfolio's investment criteria and the value of the warrants is relatively small. If the warrant becomes valuable it will ordinarily be sold rather than exercised. It is anticipated that no more than 20% of the assets of the Portfolio will be held in convertible securities, and that no more than 10% of the assets of the Portfolio will constitute warrants. To the extent that warrants are used, there may be some additional investment risk, and countervailing opportunity, depending upon the extent to which the underlying common stock price fluctuates.

     Consistent with the Portfolio's investment objective, the Portfolio may have up to 20% of its assets invested in instruments which are not investment grade, including preferred stocks, when individually attractive yields offset lower credit quality. (See "Risk Factors" under High Yield Portfolio.) See Appendix A for a description of corporate bond ratings.

     The Portfolio may invest in short-term money market instruments denominated in U.S. dollars, including repurchase agreements, which are authorized for purchase by the Money Market Portfolio. The Portfolio may also engage in transactions involving Financial Futures Contracts and in options thereon for hedging purposes. (See "Hedging and Income Enhancement Strategies.") In addition, the Portfolio may purchase when-issued securities. (See "When-Issued Securities" in the Statement of Additional Information.)

     Bonds and debt securities with the lowest rating of the four investment grade categories, BBB or Baa, may have speculative characteristics. Changes in economic conditions or other circumstances are likely to lead to a weakened capacity to make principal and interest payments than is the case with higher rated bonds and debt instruments.

                     GOVERNMENT AND QUALITY BOND PORTFOLIO

     The investment objective of this Portfolio is relatively high current income, liquidity and security of principal. The Portfolio will seek to achieve its objective by investing in obligations issued, guaranteed or insured by the U.S. Government, its agencies or instrumentalities ("government securities") and in corporate debt securities rated Aa or better by Moody's or AA or better by Standard & Poor's ("high quality corporate bonds"). It is currently anticipated that the Portfolio will have the majority of its assets invested in government securities since the Trust is permitted to treat each U.S. agency or instrumentality as a separate issuer for purposes of determining compliance with diversification standards imposed by Section 817(h) of the Code. (See "Special Considerations.")

     The Portfolio may invest in mortgage-backed securities known as Ginnie Maes ("GNMA Securities"). GNMA Securities represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest on modified pass-through certificates when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. The Portfolio may also invest in similar mortgage-backed securities with differences in timing of payment and pool structure, and other forms of GNMA Securities which are developed from time to time if they are consistent with the investment objective of the Portfolio.

     Mortgages included in single family or multi-family residential mortgage pools backing an issue of GNMA Securities have a maximum maturity of up to 40 years. Scheduled payments of principal and interest are made to the registered holders of GNMA Securities (such as the Portfolio) each month. Unscheduled prepayments of mortgages included in these pools occur as a result of payment or refinancing by homeowners or as a result of a default. Prepayments are passed through to the registered holders of GNMA Securities with the regular monthly payments of principal and interest. This has the effect of reducing future payments on such GNMA Securities.

     The Portfolio will also invest in high quality corporate bonds. High quality corporate bonds may include straight debt securities of corporate or trust issuers which are rated in the two highest rating categories by Moody's or Standard & Poor's or, if not rated, determined by the Sub-Adviser to be of comparable quality. At least 80% of the Portfolio will be invested in government securities and high quality corporate bonds, except for temporary defensive purposes. Up to 20% of the Portfolio may be invested in bonds rated as low as A by Moody's or Standard & Poor's or, if not rated, determined by the Sub-Adviser to be of comparable quality. See Appendix A for a description of corporate bond ratings.

     The Portfolio may also invest in other obligations issued, guaranteed or insured by the United States, its agencies or instrumentalities. Additionally, the Portfolio will invest in other investments or vary its investment mix in such a manner that the Portfolio qualifies as an underlying investment for the Variable Contracts which it funds. (See "Special Considerations.") Some obligations issued or guaranteed by agencies of the U.S. Government are backed by the full faith and credit of the United States; others are backed only by the rights of the issuer to borrow from the U.S. Treasury, such as Federal Mortgage Association Securities. Insured obligations are generally backed by a fund established by the agency to provide for losses. The GNMA securities acquired by the Portfolio have historically involved little risk of loss of principal if held to maturity. However, if interest rates fluctuate or there are prepayments on securities purchased at a premium, the market value of the securities may vary during the period of a Variable Contract owner's investment in the Portfolio. Thus, in periods of fluctuating interest rates or prepayment, Contract values may decline.

     The Portfolio may invest in short-term money market instruments denominated in U.S. dollars, including repurchase agreements, which are authorized for purchase by the Money Market Portfolio. (See "Money Market Portfolio" and "Repurchase Agreements.")

                             MONEY MARKET PORTFOLIO


     The investment objective of this Portfolio is current income consistent with stability of principal. The Portfolio intends to comply with SEC regulations under the 1940 Act applicable to money market funds. These regulations impose certain quality, maturity and diversification guidelines on the Portfolio's investments. Under these regulations, the Portfolio will invest in a diversified portfolio of money market instruments maturing in 397 days or less. Further, the Portfolio will maintain a dollar-weighted average portfolio maturity of not more than 90 days.



     The Portfolio will be invested in obligations denominated in U.S. dollars which, at the time of investment, are "eligible securities" as defined in the regulations. Under these regulations, an eligible security is an instrument that is rated (or that has been issued by an issuer rated with respect to other short-term debt of comparable priority and security) by at least two nationally recognized statistical rating organizations ("NRSRO") (or if only one such organization has issued a rating, by that organization) in one of the two highest rating categories for short-term debt obligations, or an unrated security which is determined to be of comparable quality under procedures established by the Board of Trustees. Securities in which the Portfolio may invest include: (i) commercial paper and other short-term obligations of U.S. and foreign corporations issued by U.S. and foreign issuers; (ii) obligations (including certificates of deposit, time deposits, and bankers' acceptances) of U.S. savings and loan institutions, U.S. commercial banks (including foreign branches of such banks), and U.S. and London branches of foreign banks, provided that such institutions (or, in the case of a branch, the parent institution) have total assets of $500 million or more as shown on their last published financial statements at the time of investment; (iii) obligations issued or guaranteed as to principal and interest by the U.S. Government or the agencies or instrumentalities thereof; (iv) short-term obligations issued by state and local governmental issuers; (v) obligations of foreign governments, including Canadian and Provincial Government and Crown Agency Obligations; (vi) securities that have been structured to be eligible money market instruments such as participation interests in special purpose trusts that meet the quality and maturity requirements in whole or in part due to arrangements for credit enhancement or for shortening effective maturity; and (vii) repurchase agreements. Obligations which are rated in the second highest rating category by any NRSRO will be limited to 5% of the Portfolio's total assets and further limited by issuer to 1% of the Portfolio's total assets. Descriptions of bond ratings are set forth in Appendix A.



     In addition, the Portfolio may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law, and is generally sold to institutional investors, such as the Portfolio, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Portfolio through or with the assistance of the issuer or investment dealers who make a market in
Section 4(2) commercial paper, thus providing liquidity. The Portfolio's Board of Trustees believes that in many cases Section 4(2) commercial paper meets its criteria for liquidity and is quite liquid and has delegated to the Adviser the authority to make such a determination of liquidity. The Portfolio intends, therefore, in those cases, to treat Section 4(2) commercial paper as liquid and not subject to the investment limitation applicable to illiquid securities. (See "Illiquid Securities" below and in the Statement of Additional Information.) The Portfolio may also invest in when-issued securities. (See "When-Issued Securities" in the Statement of Additional Information.)

OTHER INSTRUMENTS

     Certain obligations purchased by the Portfolio may be variable or floating rate instruments, may involve a demand feature and may include variable amount master demand notes. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par value prior to maturity.

     Although the Portfolio seeks to maintain a net asset value of $1.00 per share for purposes of purchases and redemptions, there can be no assurance that the net asset value will not vary. (See "Net Asset Value.") The Portfolio will be affected by general changes in interest rates resulting in increases or decreases in the value of the obligations held by the Portfolio. The value of the securities in the Portfolio can be expected to vary inversely to the changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its purchase cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security were held to maturity, no loss or gain would normally be realized as a result of these fluctuations. Redemptions of shares could require the sale of investments at a time when such a sale might not otherwise be desirable.

                             REPURCHASE AGREEMENTS

     All Portfolios may enter into repurchase agreements (commonly called "repos") with banks and dealers in U.S. Government securities. Under a repurchase agreement, a Portfolio may acquire an underlying debt instrument for a relatively short period, subject to an obligation of the seller to repurchase and the Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Portfolio's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Under the 1940 Act, repurchase agreements are considered loans by the Portfolios. The total amount received on repurchase would exceed the price paid by the Portfolio, reflecting an agreed upon rate of interest for the period from the date of the repurchase agreement to the settlement date, and would not be related to the interest rate on the underlying securities. The difference between the total amount to be received upon the repurchase of the securities and the price paid by the Portfolio upon the acquisition is accrued daily as interest. If the institution defaults on the repurchase agreement, the Portfolio will retain possession of the underlying securities. In the event of a default by an institution, the Portfolio may incur certain costs in liquidating the collateral, and could also incur a loss if the proceeds realized upon sale of the underlying obligations are less than the repurchase price. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by a Portfolio may be delayed or limited and the Portfolio may incur additional costs. In such case, the Portfolio will be subject to risks associated with changes in the market value of the collateral securities. In order to limit the risks associated with entry into repurchase agreements, the Trustees have adopted procedures to monitor and evaluate the creditworthiness of institutions with which it proposes to engage in repos. The Portfolios will always obtain collateral in proper form having a market value of not less than 102% of the purchase price. Such collateral will be U.S. Government obligations and will be in the actual or constructive possession of the Portfolio.

                              ILLIQUID SECURITIES

     Each of the Portfolios may invest no more than 10% of the value of its net assets in securities which are illiquid, including repurchase agreements providing for settlement in more than seven days after notice. For this purpose, not all securities which are restricted are deemed to be illiquid. For example, restricted securities which the Board of Trustees, or the Adviser pursuant to guidelines established by the Board of Trustees, has determined to be marketable, such as securities eligible for sale under Rule 144A promulgated under the Securities Act of 1933 or certain private placements of commercial paper issued in reliance on an exemption from the Securities Act of 1933 pursuant to

Section 4(2) thereof, will not be deemed to be illiquid for purposes of this restriction. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio to the extent that qualified institutional buyers (as defined in Rule 144A) become for a time uninterested in purchasing these restricted securities. In addition, a repurchase agreement which by its terms can be liquidated before its nominal fixed-term on seven days or less notice is regarded as a liquid instrument. Subject to the applicable limitation on illiquid securities investments, a Portfolio may acquire securities issued by the U.S. Government, its agencies or instrumentalities in a private placement. See "Illiquid Securities" in the Statement of Additional Information for a further discussion of investments in such securities.

                   HEDGING AND INCOME ENHANCEMENT STRATEGIES

     Each portfolio (other than the Money Market Portfolio) may each engage in various portfolio strategies to reduce certain risks of its investments and to attempt to enhance income. These strategies include the use of options and futures contracts and options thereon. A Portfolio's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Investment Objective and Policies" in the Statement of Additional Information. New financial products and risk management techniques continue to be developed and each Portfolio may use these new investments and techniques to the extent consistent with its investment objectives and policies.

OPTIONS TRANSACTIONS

     A Portfolio may purchase and write (i.e., sell) put and call options on securities and financial indices that are traded on securities exchanges or in the over-the-counter market to enhance income or to hedge its portfolio. These options may be on debt securities, aggregates of debt securities, financial indices (e.g., Standard & Poor's 500) and U.S. Government securities and may be traded on securities exchanges or over-the-counter. A Portfolio may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and the simultaneous purchase of a call option and sale of a put option with identical strikes price and expiration dates to protect against a change in the price. A Portfolio may also purchase put and call options to offset previously written put and call options of the same series. See "Investment Objectives and Policies -- Call and Put Options on Securities" in the Statement of Additional Information.

INDEXED COMMERCIAL PAPER

     Each Portfolio (other than the Money Market Portfolio) may each invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is still outstanding. A Portfolio will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. A Portfolio will establish a segregated account with respect to its investments in this type of commercial paper and maintain in such account cash or liquid high-grade debt obligations having a value at least equal to the aggregate principal amount of outstanding commercial paper of this type that it holds. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Portfolio to hedge (or cross-hedge) against a decline in the U.S. dollar value of investments dominated in foreign currencies while providing an attractive money market rate of return. See "Investment Objectives and Policies -- Foreign Currency Exchange Transactions" in the Statement of Additional Information.

FUTURES CONTRACTS AND OPTIONS THEREON

     Each Portfolio (other than the Money Market Portfolio) may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, return enhancement and risk management purposes in accordance with regulations of the Commodity Futures Trading Commission. These futures contracts and related options will be on debt securities, aggregates of debt securities, financial indices and U.S. Government securities and include futures contracts and options thereon which are linked to the London Interbank Offered Rate (LIBOR).

     A Portfolio may not purchase or sell futures contracts and related options if immediately thereafter the sum of the amount of initial margin deposits on such Portfolio's existing futures and options on futures and premiums paid for such related options would exceed 5% of the market value of the Portfolio's total assets.

     A Portfolio's successful use of futures contracts and related options depends upon the investment adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of a futures contract and the price of the securities being hedged is imperfect and there is a risk that the value of the securities being hedged may increase or decrease at a greater rate than a specified futures contract resulting in losses to a Portfolio.

     A Portfolio's ability to enter into futures contracts and options thereon may also be limited by the requirements of the Code for qualification as a regulated investment company. See "Investment Objective and Policies -- Financial Futures Contracts on Fixed Income
Securities -- Characteristics and Risks and Options on Financial Futures Contracts" in the Statement of Additional Information.

SPECIAL RISKS OF HEDGING AND INCOME ENHANCEMENT STRATEGIES

     Participation in the options or futures markets involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If an Adviser's prediction of movements in the direction of the securities and interest rate markets is inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position that if such strategies were not used. Risks inherent in the use of options and futures contracts and options on futures contracts include (1) dependence on the Adviser's ability to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Portfolio to sell a portfolio security at a disadvantageous time, due to the need for a Portfolio to maintain "cover" or to segregate securities in connection with hedging transactions.

FORWARD COMMITMENTS

     Each Portfolio may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if a Portfolio holds, and maintains until the settlement date in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or if a Portfolio enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of a Portfolio's other assets. Where such purchases are made through dealers, a Portfolio relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to a Portfolio of an advantageous yield or price. Although a Portfolio will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Portfolio may dispose of a commitment prior to settlement if the Sub-Adviser deems it appropriate to do so. A Portfolio may realize short-term profits or losses upon the sale of forward commitments.

--------------------------------------------------------------------------------
                            INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

     In addition to the investment policies set forth above, certain additional restrictive policies relating to the investment of assets of the Portfolios have been adopted by the Trust. The Investment Restrictions of the Trust are deemed fundamental policies and may not be changed without the approval of the holders of a majority of the outstanding voting shares of each Portfolio affected, which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. A change in policy affecting only one Portfolio may be effected with the approval of a majority of the outstanding shares of such Portfolio. Details as to such policies are set forth in the Statement of Additional Information.

--------------------------------------------------------------------------------
                             SPECIAL CONSIDERATIONS
--------------------------------------------------------------------------------

     The Code imposes certain diversification standards on the underlying assets of Variable Contracts held in the Portfolios of the Trust. The Code provides that a Variable Contract shall not be treated as an annuity contract or life insurance for any period for which the investments are not adequately diversified, in accordance with regulations prescribed by the Treasury Department. Disqualification of the Variable Contract as an annuity contract or life insurance would result in imposition of Federal income tax on the Contract Owner with respect to earnings allocable to the Variable Contract prior to the receipt of payments under the Variable Contract. The Code contains a safe harbor provision which provides that contracts such as the Variable Contracts meet the diversification requirements if, as of the close of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than 55% of the total assets consists of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

     The Treasury Department has issued Regulations (Treas. Reg. Section 1.817-5), which establish diversification requirements for the investment portfolios underlying variable contracts such as the Variable Contracts. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if, at the close of each calendar quarter, (i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (iii) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (iv) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of these regulations all securities of the same issuer are treated as a single investment.

     The Technical and Miscellaneous Revenue Act of 1988 provides that for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

     It is intended that each Portfolio of the Trust underlying the Contracts will be managed in such a manner as to comply with these diversification requirements.

--------------------------------------------------------------------------------
                            MANAGEMENT OF THE TRUST
--------------------------------------------------------------------------------

THE TRUSTEES

     The Trust is organized as a Massachusetts business trust. The overall responsibility for the supervision of the affairs of the Trust vests in the Trustees. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Adviser and Sub-Adviser are expected to follow in implementing the investment policies and objectives of the Trust.

SAAMCO

     The Trust, on behalf of each Portfolio, has entered into Investment Advisory and Management Agreements (the "Agreements") with SAAMCo to handle the Trust's day-to-day affairs.

     SAAMCo, located at 733 Third Avenue, New York, New York 10017-3204, is a corporation organized in 1982 under the laws of the State of Delaware. SAAMCo is an indirect wholly owned subsidiary of SunAmerica Inc., an investment-grade financial services company. SAAMCo is engaged in providing investment advice and management services to the Trust, other mutual funds and pension funds. As of November 30, 1994, SAAMCo manages, advises and/or administers in excess of $4 billion of assets. SAAMCo provides investment advisory services, office space, and other facilities for the management of the affairs of the Trust, and pays all compensation of officers and Trustees of the Trust who are affiliated persons of SAAMCo.

     The annual rate of the investment advisory fees which apply to each Portfolio, are as follows:


     Foreign Securities Portfolio pays a fee of .90% of Assets per annum; Capital Appreciation Portfolio pays a fee of .75% of Assets per annum; Growth Portfolio pays a fee of .75% of Assets per annum; Natural Resources Portfolio pays a fee of .75% of Assets per annum; Growth and Income Portfolio pays a fee of .70% of Assets per annum; Strategic Multi-Asset Portfolio pays a fee of 1% of Assets per annum; Multi-Asset Portfolio pays a fee of 1% of Assets per annum; High Yield Portfolio pays a fee of .70% per annum on the first $250 million of Assets and .60% per annum over $250 million of Assets; Target '98 Portfolio pays a fee of .625% of Assets per annum; Fixed Income Portfolio pays a fee of .625% of Assets per annum; Government and Quality Bond Portfolio pays a fee of .625% of Assets per annum; and Money Market Portfolio pays a fee of .50% of Assets per annum.


     The investment management fees set out above are higher than those paid by many other investment companies with similar investment objectives. Notwithstanding the foregoing, SAAMCo has agreed, effective January 1, 1993, to waive a portion of its fees to reflect a fee schedule based on the asset size of a given portfolio. As a result, in certain cases, the fees actually collected with respect to a portfolio may be less than those set forth above. More complete information concerning the fee waivers is contained in the Statement of Additional Information.

     The term "Assets" means the average daily net assets of the Portfolio. The Investment Advisory fees are accrued daily and paid monthly.

     SAAMCo has agreed that, in the event the expenses of one or more of the Portfolios exceeds applicable state law expense limitations, it will waive its fees under the Investment Advisory and Management Agreements to the extent necessary to reduce the expenses of the affected Portfolio(s) so as not to exceed such limitation(s). No such waiver shall result in the obligation (contingent or otherwise) of the affected Portfolio(s) to repay SAAMCo in any fiscal year any such amounts waived in previous fiscal years. Such agreements with respect to expense limitations do not require SAAMCo to additionally reimburse any Portfolio in the event the waivers are insufficient to reduce such Portfolio's expenses to the applicable limitations.


     For the year ended December 31, 1994, SAAMCo received fees equal to the following percentages of Assets: Foreign Securities Portfolio, 0.90%; Capital Appreciation Portfolio, 0.71%; Growth Portfolio, 0.74%; Natural Resources Portfolio, 0.75%; Growth and Income Portfolio, 0.70%; Strategic Multi-Asset Portfolio, 1.00%; Multi-Asset Portfolio, 1.00%; High Yield Portfolio, 0.70%; Target '98 Portfo-lio, 0.63%; Fixed Income Portfolio, 0.62%; Government and Quality Bond Portfolio, 0.61%; and Money Market Portfolio, 0.50%.

WELLINGTON MANAGEMENT COMPANY

     WMC acts as a Sub-Adviser to each Portfolio of the Trust, pursuant to Sub-Advisory Agreements with SAAMCo to manage the investment and reinvestment of the assets of such Portfolios. WMC is independent of SAAMCo and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SAAMCo, which pays WMC's fees.

     WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. As of December 31, 1994, WMC had discretionary management authority with respect to approximately $82 billion of assets.

     WMC is a Massachusetts partnership of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John B. Neff. The principal business address of WMC is 75 State Street, Boston, Massachusetts 02109.

     The portion of the investment advisory fees received by SAAMCo and paid to WMC are as follows:


     Foreign Securities Portfolio -- .40% per annum on the first $50 million of Assets, .275% per annum on the next $100 million, .20% per annum on the next $350 million, and .15% per annum over $500 million; Capital Appreciation Portfolio -- .375% per annum on the first $50 million of Assets, .275% per annum on the next $100 million, .20% per annum on the next $350 million, and .15% per annum over $500 million; Growth Portfolio -- .325% per annum on the first $50 million of Assets, .225% per annum on the next $100 million, .20% per annum on the next $350 million, and .15% per annum over $500 million; Natural Resources Portfolio -- .35% per annum on the first $50 million of Assets, .25% per annum on the next $100 million, .20% per annum on the next $350 million, and .15% per annum over $500 million; Growth and Income Portfolio -- .325% per annum on the first $50 million of Assets, .225% per annum on the next $100 million, .20% per annum on the next $350 million, and .15% per annum over $500 million; Strategic Multi-Asset Portfolio -- .300% per annum on the first $50 million of Assets,
 .200% per annum on the next $100 million, .175% per annum on the next $350 million, and .15% per annum over $500 million; Multi-Asset Portfolio -- .250% per annum on the first $50 million of Assets, .175% per annum on the next $100 million, .150% per annum over $150 million; High Yield Portfolio -- .30% per annum on the first $50 million of Assets, .225% per annum on the next $100 million, .175% per annum on the next $350 million, and .15% per annum over $500 million; Target '98 Portfolio -- .225% per annum on the first $50 million of Assets, .15% per annum on the next $50 million, .10% per annum on the next $400 million and .05% per annum over $500 million; Fixed Income Portfolio -- .225% per annum on the first $50 million of Assets, .125% per annum on the next $50 million, and .10% per annum over $100 million; Government and Quality Bond Portfolio -- .225% per annum on the first $50 million of Assets, .125% per annum on the next $50 million, and .10% per annum over $100 million; and Money Market Portfolio -- .075% per annum on the first $500 million of Assets, and .020% per annum over $500 million.



     For the year ended December 31, 1994, SAAMCo informed the Trust that WMC received fees equal to the following percentages of daily net assets: Foreign Securities Portfolio, 0.36%; Capital Appreciation Portfolio, 0.28%; Growth Portfolio, 0.23%; Natural Resources Portfolio, 0.35%; Growth and Income Portfolio, 0.33%; Strategic Multi-Asset Portfolio, 0.27%; Multi-Asset Portfolio, 0.19%; High Yield Portfolio, 0.29%; Target '98 Portfolio, 0.23%; Fixed Income Portfolio, 0.22%; Government and Quality Bond Portfolio, 0.13%; and Money Market Portfolio, 0.08%.

PORTFOLIO MANAGEMENT

     The following individuals are primarily responsible for the day-to-day management of the particular portfolios as indicated below.

     WMC's Global Equity Strategy Group, headed by Trond Skramstad, has been responsible for managing the FOREIGN SECURITIES PORTFOLIO since 1994.

     Robert D. Rands has served as the portfolio manager for the CAPITAL APPRECIATION PORTFOLIO since its inception in 1987. Mr. Rands is a Senior Vice President of WMC and joined the company in 1978.


     WMC's Growth Investment Team, comprised of Frank V. Wisneski, Senior Vice President; Matthew E. Megargel, Senior Vice President; and John J. Harrington, Vice President, has been responsible for managing the GROWTH PORTFOLIO since 1995.


     Ernst H. von Metzsch has served as the portfolio manager for the NATURAL RESOURCES PORTFOLIO since October 24, 1994. Mr. von Metzsch is a Senior Vice President, Partner and energy analyst at WMC and joined the company in 1973.


     Rand L. Alexander has served as the portfolio manager for the GROWTH AND INCOME PORTFOLIO since 1990. Mr. Alexander is a Senior Vice President of WMC and joined the company in 1990. Prior to 1990, he was employed as a portfolio manager and security analyst at Putnam Investment Management.


     Deborah L. Allinson has served as the portfolio manager for the STRATEGIC MULTI-ASSET PORTFOLIO since its inception in 1987, and the MULTI-ASSET PORTFOLIO since its inception in 1987. Ms. Allinson is a Senior Vice President of WMC and joined the company in 1972.

     Catherine A. Smith has served as the portfolio manager for the HIGH YIELD PORTFOLIO since 1992. Ms. Smith is a Senior Vice President of WMC and joined the company in 1984.


     Thomas L. Pappas has served as the portfolio manager for the TARGET '98 PORTFOLIO since 1992 and the FIXED INCOME PORTFOLIO since 1995. Mr. Pappas is a Vice President of WMC and joined the company in 1987.



     John C. Keogh has served as the portfolio manager for the MONEY MARKET PORTFOLIO since 1992 and for the GOVERNMENT AND QUALITY BOND PORTFOLIO since March 31, 1994. Mr. Keogh is a Senior Vice President of WMC and joined the company in 1983.


CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

     State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

EXPENSES OF THE TRUST

     In addition to the investment advisory fee, the Trust incurs expenses, including legal, auditing and accounting expenses, Trustees' fees and expenses, insurance premiums, brokers' commissions, taxes and governmental fees, expenses of issue or redemption of shares, expenses of registering or qualifying shares for sale, reports and notices to shareholders, and fees and disbursements of custodians, transfer agents, registrars, shareholder servicing agents and dividend disbursing agents, and certain expenses with respect to membership fees of industry associations.

--------------------------------------------------------------------------------
                             PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

     All purchase and sale orders of securities are placed on behalf of the Trust by WMC for all the Portfolios. If the securities in which a particular Portfolio invests are traded primarily in the over-the-counter market, then WMC may deal directly with the broker-dealers who make a market in the securities involved unless better prices and execution are available elsewhere. These brokers may also furnish brokerage and research services, including advice as to the advisability of investing in securities, securities analysis and reports.

     Broker-dealers involved in the execution of portfolio transactions on behalf of the Trust are selected on the basis of their professional capability and the value and quality of their services. In selecting such broker-dealers, WMC will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets in which the security can be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions.

     The Trust reserves the right to effect portfolio transactions through a broker affiliated with SAAMCo, acting as agent and not as principal, provided that any commissions, fees or other remuneration received by such broker are within the limitations set forth in the 1940 Act and are reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time.

     Subject to applicable laws and regulations, the Advisers may also consider the willingness of particular brokers to sell the Variable Contracts or affiliated SunAmerica mutual funds as a factor in the selection of brokers for executing portfolio transactions on behalf of the Trust.

--------------------------------------------------------------------------------
                                NET ASSET VALUE
--------------------------------------------------------------------------------

     The net asset value of the shares of each Portfolio is computed once daily at the close of regular trading of the New York Stock Exchange ("NYSE") (which is currently 4:00 p.m., New York time), on days the New York Stock Exchange is open for trading which are Monday through Friday, except for New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, and other such days as may be determined from time to time by the NYSE.

     The net asset value of a share of each Portfolio is calculated by adding the value of all securities and other assets, deducting its accrued liabilities, and dividing the remainder by the number of shares outstanding. Except with respect to securities held by the Money Market Portfolio, securities of each Portfolio are valued as follows: Equity securities which are traded on domestic stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Equity securities traded in the over-the-counter market are valued at the closing bid price or yield equivalent as obtained from one or more dealers that make markets in the securities. Equity securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to specific securities. Securities not priced in this manner are valued at the most recent quoted bid price. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust. Short-term investments that mature in less than sixty (60) days are valued at amortized cost unless the Trustees determine that amortized cost or value does not represent fair value, in which case fair value is determined as described above.

     Securities of the Money Market Portfolio are valued using the amortized cost method. The amortized cost method initially values a security at its cost and thereafter assumes a constant amortization to maturity of any premium or discount regardless of market fluctuations. This method is designed to stabilize the net asset value at $1.00 per share. The Board of Trustees will monitor closely the stabilization of the net asset value at $1.00 per share and has adopted procedures to facilitate such stabilization. (See the Statement of Additional Information -- Net Asset Value.)

     Securities which are traded on foreign exchanges are ordinarily valued at the last quoted sales price available before the time when the assets are valued. If a security's price is available from more than one foreign exchange, the Portfolio uses the exchange that is the primary market for the security. Values of portfolio securities primarily traded on foreign exchanges are already translated into U.S. dollars when received from a quotation service.

--------------------------------------------------------------------------------
                       DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

     Each Portfolio of the Trust intends to continue to qualify as a "Regulated Investment Company" under certain provisions of the Code. Each Portfolio of the Trust will be treated as a separate entity for Federal income tax purposes. While qualified as a regulated investment company, each Portfolio of the Trust will not be subject to Federal income taxes on net investment income and net capital gains, if any, realized during any year provided all such net investment income and net capital gains are distributed to its shareholders.


     Dividends on the Money Market Portfolio will be declared daily and reinvested monthly in additional full and fractional shares of the Portfolio. Dividends and distributions consisting of substantially all net investment income and net realized capital gains from Growth, Capital Appreciation, Foreign Securities, Growth and Income, Fixed Income, Government and Quality Bond, High Yield, Natural Resources, Multi-Asset, Strategic Multi-Asset and Target '98 Portfolios will be declared and reinvested at least annually in additional full and fractional shares of the respective Portfolios.


--------------------------------------------------------------------------------
                            DESCRIPTION OF THE TRUST
--------------------------------------------------------------------------------

     The Trust was organized under the laws of the Commonwealth of Massachusetts on August 26, 1983, as an unincorporated voluntary association, commonly known as a business trust. Its offices are at 733 Third Avenue, New York, New York 10017-3204. The Trust currently consists of twelve separate investment series, each with its own investment objective. Certain series of the Trust may not be available in connection with a particular annuity contract.

     All shares of the Trust are owned by separate accounts of the Life Companies. Pursuant to current interpretations of the 1940 Act, the Life Companies will solicit voting instructions from Variable Contract Owners with respect to any matters that are presented to a vote of shareholders.

     On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote shall be voted in the aggregate and not by series except for matters concerning only a series. Certain matters approved by a vote of all shareholders of the Trust may not be binding on a Portfolio whose shareholders have not approved such matters. The holders of each share of beneficial interest of the Trust shall be entitled to one vote for each full share and a fractional vote for each fractional share of beneficial interest. Shares of one series may not bear the same economic relationship to the Trust as shares of another series.

     The Trustees of the Trust have been elected by the shareholders of the Trust. The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration (subject to certain removal procedures) and appoint their own successors, provided that always at least a majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees. The Trust is not required to hold Annual Meetings of Shareholders. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Investment Company Act of 1940 or the Declaration of Trust. The Declaration of Trust provides that shareholders can remove Trustees by a vote of two-thirds of the vote of the outstanding shares and the Declaration of Trust sets out the procedures to be followed.

     Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Portfolio and in net assets of such Portfolio upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. The shares of each Portfolio have no preference, pre-emptive, conversion, exchange or similar rights, and will be freely transferable. Under certain circumstances Trust shareholders may have a potential liability for the obligations of the Trust.

--------------------------------------------------------------------------------
                        REPORTS, INDEPENDENT ACCOUNTANTS
                               AND LEGAL COUNSEL
--------------------------------------------------------------------------------

     The Trust will furnish audited annual and unaudited semi-annual reports to its shareholders. Price Waterhouse LLP, New York, New York, serves as the independent accountants to the Trust.

     The firm of Routier, Mackey and Johnson, P.C. has been selected as legal counsel for the Trust.

--------------------------------------------------------------------------------
                DISTRIBUTION AND REDEMPTION OF SHARES; INQUIRIES
--------------------------------------------------------------------------------

     Shares are only sold to separate accounts of the Life Companies at net asset value. Redemptions will be effected by the separate accounts to meet obligations under the Variable Contracts. Variable Contract Owners do not deal directly with the Trust with respect to acquisition or redemption of shares.

     Inquiries regarding the Trust should be directed to P.O. Box 54299, Los Angeles, California, 90054-0299; telephone number: 800-445-7862.

--------------------------------------------------------------------------------
                                   APPENDIX A
                     DESCRIPTION OF CORPORATE BOND RATINGS
--------------------------------------------------------------------------------

     Moody's Investors Service, Inc. rates the long-term debt securities issued by various entities from "Aaa" to "C". Aaa -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a larger, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues. Aa -- High quality by all standards. They are rated lower than the best quality bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat greater. A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future. Baa -- Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well. Ba -- Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position. B -- Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa -- Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest. Ca -- Speculative in a high degree; often in default or have other marked shortcomings. C -- Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing.


     Standard & Poor's Ratings Group rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality. AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong. AA -- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree. A -- Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than debt in higher rated categories. BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories. BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While this debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. C1 -- Reserved for income bonds on which no interest is being paid. D -- In default and payment of interest and/or repayment of principal is in arrears.

------------------------------
------------------------------
------------------------------                                           Stamp

                       ANCHOR NATIONAL LIFE INSURANCE COMPANY
                       SERVICE CENTER
                       P.O. BOX 54299
                       LOS ANGELES, CA 90054-0299

Please forward a copy (without charge) of the Statement of Additional Information concerning Anchor Series Trust to:

              (Please print or type and fill in all information.)



------------------------------------------------------------------------------
  Name

------------------------------------------------------------------------------
  Address

------------------------------------------------------------------------------
  City/State/Zip

------------------------------------------------------------------------------


Date:                            Signed:
     --------------------------          -------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

                              ANCHOR SERIES TRUST

                                733 Third Avenue
                         New York, New York 10017-3204
                                 (800) 858-8850




THIS IS NOT A PROSPECTUS. This Statement of Additional Information should be read in conjunction with the Prospectus for Anchor Series Trust, which is referred to herein.

Capitalized terms used herein but not defined have the same meanings assigned to them in the Prospectus.


                    ---------------------------------------



THE PROSPECTUS CONCISELY SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING. FOR A COPY OF THE
PROSPECTUS DATED FEBRUARY  , 1996 CALL OR WRITE THE TRUST AT:


                                 P.O. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299
                                (800) 445-7862.


                    ---------------------------------------



                            Dated: February  , 1996

                               TABLE OF CONTENTS

                                                            Page
                                                            ----
THE TRUST. . . . . . . . . . . . . . . . . . . . . . . . . . B-3
INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . B-3
     Objectives. . . . . . . . . . . . . . . . . . . . . . . B-3
     Foreign Money Market Instruments. . . . . . . . . . . . B-3
     Variable and Floating Rate Instruments. . . . . . . . . B-4
     Government Agencies Obligations . . . . . . . . . . . . B-4
     When-Issued Securities. . . . . . . . . . . . . . . . . B-5
     Illiquid Securities . . . . . . . . . . . . . . . . . . B-5
     Foreign Securities. . . . . . . . . . . . . . . . . . . B-7
     Call and Put Options on Securities. . . . . . . . . . . B-7
     Absence of Liquid Secondary Options Market. . . . . . . B-9
     Regulation of Futures Contracts and Options Thereon . . B-9
     Financial Futures Contracts on Fixed Income
          Securities - Characteristics and Risks . . . . . . B-10
     Options on Financial Futures Contracts. . . . . . . . . B-13
     Index Warrants. . . . . . . . . . . . . . . . . . . . . B-14
     Stock Index Futures and Options Thereon . . . . . . . . B-15
     Stock Index Futures Characteristics and Risks . . . . . B-15
     Options on Stock Index Futures and Risks. . . . . . . . B-18
     Limitations on Stock Index Futures and Related
          Options Transactions . . . . . . . . . . . . . . . B-19
     Foreign Currency Exchange Transactions. . . . . . . . . B-19
     Interest Rate Swap Transactions . . . . . . . . . . . . B-21
     Description of Commercial Paper Ratings . . . . . . . . B-22
     Discount Bonds, Convertible Bonds and Preferred Stocks. B-22
     Certain Risk Factors Relating to High-Yield
          (High-Risk) Bonds. . . . . . . . . . . . . . . . . B-22
     Further Information About the Target '98 Portfolio. . . B-23
INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . B-24
SUNAMERICA ASSET MANAGEMENT CORP.. . . . . . . . . . . . . . B-26
     Personal Securities Trading . . . . . . . . . . . . . . B-29
WELLINGTON MANAGEMENT COMPANY. . . . . . . . . . . . . . . . B-29
OFFICERS AND TRUSTEES OF THE TRUST . . . . . . . . . . . . . B-30
CUSTODIAN. . . . . . . . . . . . . . . . . . . . . . . . . . B-33
INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL. . . . . . . . . . B-33
PORTFOLIO TRANSACTIONS AND BROKERAGE . . . . . . . . . . . . B-34
PORTFOLIO TURNOVER . . . . . . . . . . . . . . . . . . . . . B-35
NET ASSET VALUE. . . . . . . . . . . . . . . . . . . . . . . B-37
     Foreign Securities Portfolio. . . . . . . . . . . . . . B-38
     Money Market Portfolio. . . . . . . . . . . . . . . . . B-38
DIVIDENDS, DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . B-39
GENERAL INFORMATION. . . . . . . . . . . . . . . . . . . . . B-42
OWNERSHIP OF SHARES. . . . . . . . . . . . . . . . . . . . . B-42
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . B-43

                                   THE TRUST

     The Trust, organized as a Massachusetts business trust on August 26, 1983, is an open-end management investment company. The Trust is comprised of twelve separate Portfolios. Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies of Anchor National Life Insurance Company, First SunAmerica Life Insurance Company, Phoenix Mutual Life Insurance Company and Presidential Life Insurance Company (see "The Trust" in the Prospectus).

     On December 1, 1992, the Board of Trustees of the Trust approved a change of the names of the Aggressive Growth Portfolio and the Aggressive Multi-Asset Portfolio to the Capital
Appreciation Portfolio and the Strategic Multi-Asset Portfolio, respectively.


     On February 16, 1995, the Board of Trustees of the Trust approved a change of the name of the Convertible Securities
Portfolio to the Growth and Income Portfolio.


                       INVESTMENT OBJECTIVES AND POLICIES

Objectives

     For a description of the objectives of the Portfolios, see "Investment Objectives and Policies" in the Prospectus. The following information is provided for those investors wishing to have more comprehensive information than that contained in the Prospectus.

Foreign Money Market Instruments

     The Money Market Portfolio will be diversified among issuers and among industries with the exception of the banking industry and obligations of the U.S. Government, its agencies and instrumentalities. The Money Market Portfolio reserves the right to concentrate its investment in U.S. dollar denominated obligations of foreign branches of U.S. banks, London and U.S. branches of foreign banks, and commercial paper of foreign corporations, when the yields available on such obligations exceed the yields available on obligations otherwise permitted for investment by the Portfolio and when it is believed that the relative return from such investments compared with the relative risk, marketability and quality of such obligations appears to warrant such concentration. Concentration in this context means the investment of more than 25% and up to 100% of the Portfolio's assets. These investments will meet the quality criteria described above, but they may present investment risks in addition to those involved in obligations of domestic banks and corporations.

     Investment risks associated with investments in obligations of foreign branches of U.S. banks, London and U.S. branches of foreign banks and commercial paper of foreign corporations include future political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other government restrictions. Generally, the foreign branches of the U.S. banks and the London or U.S. branches of foreign banks are subject to fewer regulatory restrictions than are applicable to domestic banks, and foreign branches of U.S. banks may be subject to less stringent reserve requirements than domestic banks. The London or U.S. branches of foreign banks, the foreign branches of U.S. banks and foreign corporations may provide less public information than, and may not be subject to the same accounting, auditing and financial record-keeping standards as, domestic banks.

Variable and Floating Rate Instruments

     Certain obligations purchased by the Portfolios of the Trust may be variable or floating rate instruments, involve a demand feature and include variable amount master demand notes. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity.

     A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must be equivalent to the long-term bond or commercial paper ratings applicable to permitted investment for the Money Market Portfolio. The Sub-Adviser will monitor on an ongoing basis the earning power, cash flow and liquidity ratios of the issuers of such instruments, and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Government Agencies Obligations

     All Portfolios may invest, to varying degrees, in government obligations. Obligations issued by the U.S. Treasury are backed by the full faith and credit of the U.S. Government. Obligations issued by governmental agencies may be supported by varying levels of guarantee as to repayment of principal and interest.

     Agencies of the United States Government include, among others, Export Import Bank of the United States, Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and the Tennessee

Valley Authority. The Portfolios may purchase securities guaranteed by the Government National Mortgage Association which may represent participations in Veterans Administration and Federal Housing Administration backed mortgage pools. Obligations of instrumentalities of the United States Government include securities issued by, among others, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Loan Mortgage Association and the United States Postal Service. Some of these securities are supported by the full faith and credit of the United States Treasury (e.g., Government National Mortgage Association), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank) and still others are supported only by the credit of the instrumentality (e.g., Federal National Mortgage Association). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be guarantees solely of payment at the maturity of the obligation so that in the event of a default prior to maturity there might be no market and thus no means of realizing on the obligation prior to maturity.

When-Issued Securities

     Each Portfolio, other than the Money Market Portfolio, may invest in securities issued on a when-issued or delayed delivery basis at the time the purchase is made. When-issued or delayed-delivery transactions arise when securities are purchased or sold by a Portfolio with payment and delivery taking place a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. Each Portfolio generally would not pay for such securities or start earning interest on them until they are issued or received. However, when a Portfolio purchases debt obligations on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Failure of the issuer to deliver a security purchased by a Portfolio on a when-issued basis may result in a Portfolio's incurring a loss or missing an opportunity to make an alternative investment. When a Portfolio enters into a commitment to purchase securities on a when-issued basis, it establishes a segregated account with its custodian consisting of cash or liquid high-grade debt securities equal to the amount of the Portfolio's commitment, which is valued at fair market value. If on any day the market value of this segregated account falls below the value of a Portfolio's commitment, the Portfolio will be required to deposit additional cash or qualified securities into the account equal to the value of the Portfolio's commitment. When the securities to be purchased are issued, a Portfolio will pay for the securities from available cash, from the sale of securities in the segregated account, from sales of other securities and/or, if necessary, from the sale of the when-issued securities themselves, although this is not ordinarily expected.

Securities purchased on a when-issued basis are subject to the risk that yields available in the market, when delivery takes place, may be higher or lower than the rate to be received on the securities a Portfolio has committed to purchase. After a Portfolio is committed to purchase when-issued securities, but prior to the issuance of the securities, it is subject to adverse changes in the value of these securities based upon changes in interest rates, as well as changes based upon the public's perception of the issuer and its creditworthiness. Sale of securities in the segregated account or other securities owned by a Portfolio and when-issued securities may cause the realization of a capital gain or loss.

Illiquid Securities

     Each of the Portfolios may invest no more than 10% of its net assets, determined as of the date of purchase, in illiquid securities including repurchase agreements which have a maturity of longer than seven days or in other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There generally will be a lapse of time between a mutual fund's decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, the Portfolios will seek to obtain the right of registration at the expense of the issuer.

     In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act for which there is a readily available market will not be deemed to be illiquid. The Portfolios' Sub-Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Trustees of the Trust. In reaching liquidity decisions, the Sub-Adviser will consider, inter alia, pursuant to guidelines and procedures established by the Trustees, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).


     The Money Market, Multi-Asset, Strategic Multi-Asset and Growth and Income Portfolios may invest in commercial paper issued in reliance on the so-called private placement exemption from registration which is afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in
Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. The Money Market, Multi-Asset and Strategic Multi-Assets Portfolios' 10% limitation on investments in illiquid securities includes Section 4(2) paper other than Section 4(2) paper that the Adviser has determined to be liquid pursuant to guidelines established by the Trustees. The Portfolios' Board of Trustees delegated to the Adviser the function of making day-to-day determinations of liquidity with respect to
Section 4(2) paper, pursuant to guidelines approved by the Trustees that require the Adviser to take into account the same factors described above for other restricted securities and require the Adviser to perform the same monitoring and reporting functions.

Foreign Securities


     The Foreign Securities, Growth and Income, Growth, Capital
Appreciation, Natural Resources, Multi-Asset, and Strategic Multi-Asset Portfolios may invest in foreign debt and equity securities.
The High Yield and Target '98 Portfolios may invest in foreign debt securities.


     Investment in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolios, political or financial instability or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States.

     It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States.

Call and Put Options on Securities


     The Growth, Capital Appreciation, Growth and Income, Fixed Income, High Yield, Multi-Asset, Strategic Multi-Asset and Natural Resources Portfolios may write covered call options to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. The Portfolios do not presently intend to write put options but may purchase put and call options. The Portfolios intend to use covered call options both to increase return on the securities of the Portfolios and for defensive or hedging purposes. It is anticipated that the maximum percentage of the Portfolios' securities subject to options primarily for income purposes will be 30%, that the maximum percentage used primarily for defensive and hedging strategies will be 50% and that in no event will the aggregate exceed the latter percentage.

     A call option is a short-term contract (typically having a duration of nine months or less). A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities subject to the option at a specified price (the "exercise price" or "strike price"). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When a Portfolio writes a call option, the Portfolio gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open.

     A put option gives the purchaser, in return for a premium paid, the right for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. The Portfolio might, therefore, be obligated to purchase the underlying securities for more than their current market price.

     A call option is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian). A call option is also covered if the Portfolio holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written if the difference is maintained by the Portfolio in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian, or else holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

     The premium paid by the purchaser of an option will be determined by, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

     The writer of an option wishing to terminate a position may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously sold.

The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate a position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased.

     There is no guarantee that either a closing purchase or a closing sale transaction can be effected. Effecting a closing transaction in the case of a written call option will permit the Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the options to be used for other Portfolio investments. If the Portfolio desires to sell a particular security on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

     The Portfolio will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option. Conversely, the Portfolio will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Portfolio.

     An option position may be closed out on an exchange which provides a secondary market for an option of the same series. Although the Portfolio will generally purchase or write those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that a Portfolio would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options. If the Portfolio, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until a closing purchase transaction can be executed. See below for reasons why a liquid secondary options market may not exist.

     There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. However, the Options Clearing Corporation, based on forecasts provided by the U.S. Exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonable anticipated volume.

Absence of Liquid Secondary Options Market

     Reasons for the absence of a liquid secondary market on an options exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operation on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Regulation of Futures Contracts and Options Thereon

     The use of futures contracts and options thereon by the Portfolios is subject to regulation by various governmental bodies, including the Securities and Exchange Commission and the Commodity Futures Trading Commission ("CFTC"). Each of the Portfolios has represented to the CFTC that it will use futures contracts and options on futures contracts in bona fide hedging transactions and under other circumstances permitted by the CFTC, provided that, for non-hedging transactions, it will not enter into futures contracts or options thereon for which the sum of the initial margin deposits on futures contracts and related options and premiums paid for related options exceed 5% of the fair market value of a Portfolio's assets.

Financial Futures Contracts on Fixed Income Securities -
Characteristics and Risks

     Each Portfolio (other than the Money Market Portfolio) may enter into contracts for the future delivery of fixed income securities ("Financial Futures Contracts"). This investment technique will be used to hedge (i.e., to endeavor to protect) against anticipated future changes in interest rates or other market factors which otherwise might adversely affect the value of each Portfolio's securities.

     A "sale" of a Financial Futures Contract means entering into a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a Financial Futures Contract means entering into a contractual obligation to acquire the securities at a specified price on a specified date. Typically on a daily basis, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. In some cases, securities called for by a Financial Futures Contract may not have been issued at the time the contract was written.

     Unlike the sale or purchase of a fixed income security by a Portfolio, no price is paid or received by the Portfolio upon the purchase or sale of a Financial Futures Contract. Initially, the Portfolio will be required to deposit with the Trust's Custodian, State Street Bank and Trust Company, an amount of cash or U.S. Treasury obligations equal to a percentage of the contract amount. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying fixed income security fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking to market. For example, when the Portfolio has purchased a Financial Futures Contract and the price of the underlying fixed income security has risen, that position will have increased in value and the Portfolio will receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Portfolio has purchased a Financial Futures Contract and the price of the underlying fixed income security has declined, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker. At any time prior to the expiration of the futures contract, the Portfolio may elect to close the position by taking an opposite position in the futures contract. During the time the Portfolio has entered into such Financial Futures Contract the

Portfolio will maintain in a segregated account with its custodian, liquid assets at least equal to the value of the contract.

     There are several risks in connection with the use of Financial Futures Contracts by a Portfolio as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the Financial Futures Contract and movements in the price of the securities which are the subject of the hedge. The price of the Financial Futures Contract may move more than or less than the price of the securities being hedged. If the price of the Financial Futures Contract moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the losses on the futures position. If the price of the futures contract moves more than the price of the securities being hedged, the Portfolio will experience either a loss or a gain on the futures position which will not be completely offset by movements in the price of the securities being hedged. Conversely, the Portfolio may buy or sell fewer Financial Futures Contracts if the historical volatility of the price of the Financial Futures Contracts being hedged is more than the historical volatility of the securities.

     Where futures contracts are purchased to hedge against a possible increase in the price of fixed income securities before a Portfolio is able to invest its cash (or cash equivalents) in fixed income securities in an orderly fashion, it is possible that the market may decline instead; if the Portfolio then concludes not to invest in fixed income securities at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

     Although Financial Futures Contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the security. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange, an identical Financial Futures Contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded.

     A Portfolio may purchase Financial Futures Contracts in anticipation of a significant market advance (for example due to a decline in interest rates). The purchase of a Financial Futures Contract affords a hedge against not participating in such advance at a time when the Portfolio is not fully invested. Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual fixed income securities which may then be purchased in an orderly fashion. As such purchases are made, an equivalent amount of Financial Futures Contracts would be terminated by offsetting sales. Similarly Financial Futures Contracts may be purchased to maintain the desired percentage of the Portfolio invested in fixed income securities in the event of a large cash flow into the Portfolio. As the cash flow is invested in individual fixed income securities an equivalent amount of Financial Futures Contracts would be sold.

     A Portfolio may sell Financial Futures Contracts in a general market decline (for example due to an increase in interest rates) that may adversely affect the aggregate market value of the fixed income securities held in the Portfolio or in anticipation of such a decline in aggregate market value. To the extent that changes in the Portfolio's market value correlate with the changes in the price of a given security, the sale of futures contracts on that fixed income security would substantially reduce the risk to the Portfolio of a market decline and, by so doing, provide an alternative to the liquidation of fixed income securities positions in the Portfolio with resultant transaction costs. In the event of large cash redemptions, the Portfolio may sell an equivalent amount of Financial Futures Contracts to maintain the desired percentage of the Portfolio invested in fixed income securities. This would facilitate an orderly sale of individual securities and, as such sales were made, an equivalent amount of Financial Futures Contracts would be terminated.

     A Portfolio will incur brokerage fees when it purchases or sells Financial Futures Contracts, and it will be required to maintain margin deposits. In addition, Financial Futures Contracts entail risks. Although the Trustees believe that use of such contracts will benefit the Portfolios, if investment judgment about the general direction in interest rates is incorrect, the overall performance may be poorer than if such contracts had not been used. One risk in employing Financial Futures Contracts to protect against cash market price volatility is the prospect that futures prices will correlate imperfectly with the behavior of cash prices. The ordinary spreads between prices in the cash and futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest trends may still not result in a successful transaction. Also, under certain conditions it may not be possible for the Portfolio to make closing purchase or sale transactions in Financial Futures Contracts due to the potential absence of a secondary market.

     Positions in Financial Futures Contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although each Portfolio intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position, and in the event of price movements causing adverse changes in the value of the futures position, the Portfolio would continue to be required to make daily cash payments of variation margin. In such circumstances, an increase in the price of the fixed income securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the fixed income securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

     Successful use of Financial Futures Contracts by a Portfolio is also subject to the ability to correctly predict movement in the direction of the market. For example, if the Portfolio has hedged against the possibility of a decline in the market value of its fixed income securities and fixed income security prices increased instead, the Portfolio will lose part or all of the benefit of the increased value of its fixed income securities which it has hedged because it will have offsetting losses in its futures positions.
In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell fixed income securities to meet the daily variation margin requirements. Such sales of fixed income securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

     A Portfolio will limit use of futures contracts so that the value of all futures contracts will not exceed 30% of its total assets. With the assistance of the Custodian, a segregated asset account will be maintained consisting of cash or cash equivalent securities in an amount that will cover obligations with respect to Financial Futures Contracts.

Options on Financial Futures Contracts

     Each Portfolio (other than the Money Market Portfolio) may purchase and write options on Financial Futures Contracts which are traded on an exchange, in order to hedge against adverse price movements, and enter into closing transactions with respect to such options to terminate an existing position. An option on a Financial Futures Contract gives the purchaser the right, in return for the premium paid, to assume a position in a Financial Futures Contract (a long position if the option is a call and a short position if the option is put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the Financial Futures Contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the Financial Futures Contract. Writing a call option would provide a partial hedge against declines in the value of the fixed income securities the Portfolio owns (but would also limit potential capital appreciation in the fixed income securities.) In addition, writing an option would provide a Portfolio with income in the form of the option premium.

     The purchase of protective put options on a Financial Futures Contract is analogous to the purchase of protective puts on individual fixed income securities, where a level of protection is sought below which no additional economic loss would be incurred by the Portfolio. Put options on Financial Futures Contracts may also be purchased to hedge a portfolio of fixed income securities.

     The purchase of a call option on a Financial Futures Contract represents a means of obtaining temporary exposure to anticipated increases in the price of fixed income securities (for example due to decreases in interest rates) at limited risk. It is analogous to the purchase of a call option on an individual fixed income security which can be used as a substitute for a position in the security itself. Depending on the pricing of the option compared to either the price of the future upon which it is based, or the price of the underlying fixed income security itself, it may be less risky than the ownership of the Financial Futures Contract or the underlying security. Like the purchase of a Financial Futures Contract, the Portfolio would purchase a call option on a Financial Futures Contract to hedge against an increase in the price of fixed income securities (for example, due to a decline in interest rates) when the Portfolio is not fully invested.

     As with options on securities, the holder of an option may terminate his position by selling an identical option. There is, however, no guarantee that such closing transactions can be effected. Positions in options on Financial Futures Contracts may be closed out only on an exchange or board of trade which provides a secondary market for such options. Although each Portfolio intends to purchase or sell options only on exchanges or boards of trade where there appears to be an active secondary market, there can be no assurance that a liquid secondary market will exist for any particular option or at any particular time. In such event, it may not be possible to close out an option position, and if the Portfolio was the writer of the option, in the event of price movements causing adverse changes in the value of the option position, the Portfolio would continue to be required to make daily cash payments of variation margin.

     The ability to establish and close out positions on such options will be subject to the availability of a liquid secondary market. A Portfolio will not purchase options on Financial Futures Contracts on any exchange unless and until, in the opinion of WMC, the market for such options has developed sufficiently that the risks in connection with options on Financial Futures Contract transactions are not greater than the risks in connection with Financial Futures Contract transactions. Compared to the use of Financial Futures Contracts, the purchase of options on Financial Futures Contracts involves less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the use of an option on a Financial Futures Contract would result in a loss to the Portfolio when the use of a Financial Futures Contract would not, such as when there is no movement in the level of interest rates.

Index Warrants

     A Portfolio may purchase put warrants and call warrants whose values vary depending on the change in the value of one of more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon the exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Portfolio were not to exercise an index warrant prior to its expiration, then the Portfolio would lose the purchase price paid for the warrant.

     A Portfolio will normally use index warrants in a manner similar to its use of options on securities indices. The risk of a Portfolio's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although a Portfolio will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. To the extent such an investment is deemed to be illiquid by the Sub-Adviser, it will be subject to the Portfolio's 10% limitation on illiquid investments. In addition, the terms of index warrants may limit a Portfolio's ability to exercise the warrants at such time, or in such quantities, as a Portfolio would otherwise wish to do.

Stock Index Futures and Options Thereon

     Each Portfolio (other than the Money Market Portfolio) may purchase and sell stock index futures contracts and options thereon as a hedge against changes in market conditions in accordance with the strategies more specifically described below. Each of these Portfolios presently intends to limit use of futures contracts so that the aggregate market value of all futures contracts does not exceed 30% of the Portfolio's total assets.

Stock Index Futures Characteristics and Risks

     A Portfolio may purchase stock index futures contracts in anticipation of a significant market or market sector advance. The purchase of a stock index futures contract affords a hedge against not participating in such advance at a time when the Portfolio is not fully invested. Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual stocks which may then be purchased in a orderly fashion. As such purchases are made, an equivalent amount of stock index futures contracts would be terminated by offsetting sales. Similarly stock index futures contracts may be purchased to maintain the desired percentage of the Portfolios invested in stocks in the event of a large cash flow into the Portfolio. As cash flow is invested in individual stocks an equivalent amount of stock index futures contracts would be sold.

     A Portfolio may sell stock index futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the aggregate market value of the securities held in the Portfolio. To the extent that changes in the Portfolio's market value correlate with changes in a given stock index, the sale of futures contracts on that index would substantially reduce the risk to the Portfolio of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Portfolio with resultant transaction costs. In the event of large cash redemptions, the Portfolio may sell an equivalent amount of stock index futures contracts to maintain the desired percentage of the Portfolio invested in stocks. This would facilitate an orderly sale of individual stocks and, as such sales were made, an equivalent amount of stock index futures contracts would be terminated.

     A Portfolio will incur brokerage fees when it purchases or sells stock index futures contracts, and it will be required to maintain margin deposits. In addition, stock index futures contracts entail risks. Although the Trustees believe that use of such contracts will benefit the Portfolios, if investment judgment about the general direction in equity prices is incorrect, the overall performance may be poorer than if such contracts had not been used.

     Currently, stock index futures contracts can be purchased or sold with respect to several indices, including the Standard & Poor's 500 Stock Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Line Composite Stock Index on the Kansas City Board of Trade.

     Unlike the sale or purchase of a security by a Portfolio, no price is paid or received by the Portfolio upon the purchase or sale of a stock index futures contract. Initially, the Portfolio will be required to deposit with the Trust's Custodian an amount of cash or U.S. Treasury bills equal to a percentage of the contract amount. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking to market. For example, when the Portfolio has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value and the Portfolio will receive from the broker a variation margin payment equal to the increase in value of the position. Conversely, where the Portfolio has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Portfolio may elect to close the position by taking an opposite position which will operate to terminate the Portfolio position in the futures contract.

     There are several risks in connection with the use of stock index futures in a Portfolio as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the stock index future and movements in the price of the securities which are the subject of the hedge. The price of the stock index future may move more than or less than the price of the securities being hedged. If the price of the stock index future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in a unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the losses on the futures position. If the price of the futures contract moves more than the price of the securities being hedged, the Portfolio will experience either a loss or a gain on the futures position which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the stock index futures, the Portfolio may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the futures contract. Conversely, the Portfolio may buy or sell fewer stock index futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the futures contract.

     Where futures are purchased to hedge against a possible increase in the price of stock before the Portfolio is able to invest its cash (or cash equivalents) in stock (or options) in an orderly fashion, it is possible that the market may decline instead; if the Portfolio then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index futures contract and the portion of the Portfolio being hedged, the price of stock index futures may not correlate perfectly with movement in the stock index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit and maintenance requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the stock index futures, a correct forecast of general market trends may still not result in a successful hedging transaction over a very short time frame.

     Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although each Portfolio intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event it may not be possible to close a futures position, and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

     The Portfolios intend to purchase and sell futures contracts on the stock index for which they can obtain the best price with consideration also given to liquidity and the correlation of the index to the particular securities being hedged.

     Successful use of stock index futures by a Portfolio is also subject to the ability to predict correctly movements in the direction of the market. For example, if the Portfolio has hedged against the possibility of a decline in the market adversely affecting stocks held in its Portfolio and stock prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of its stocks which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet the daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Options on Stock Index Futures and Risks

     In connection with the Portfolios' hedging strategies, each Portfolio (other than the Money Market Portfolio) may purchase and write options on stock index futures which are traded on a U.S. exchange or board of trade, in order to hedge against adverse price movements, and enter into closing transactions with respect to such options to terminate an existing position. Options on stock index futures are similar to options on stocks except that an option on a stock index future gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract (a long position if the option is a call and short position if the option is put), rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option. The purchase of protective put options on a stock index futures contract is analogous to the purchase of protective puts on individual stocks, where a level of protection is sought below which no additional economic loss wold be incurred by the Portfolio. Put options on stock index futures may also be purchased to hedge a Portfolio of stocks. Writing a call option on stock index futures would provide a partial hedge against declines in the value of the securities the Portfolio owns (but would also limit potential capital appreciation in the securities). In addition, writing an option would provide a Portfolio with income in the form of the option premium.

     The purchase of a call option on a stock index future represents a means of obtaining temporary exposure to anticipated market appreciation at limited risk. It is analogous to the purchase of a call option on an individual stock, which can be used as a substitute for a position in the stock itself. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying stock index itself, it may be less risky than the ownership of the stock index futures or the underlying stocks.
Like the purchase of a stock index future, the Portfolio would purchase a call option on a stock index future to hedge against a market advance when the Portfolio is not fully invested.

     Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the stock index futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the stock index future.

     As with options on securities, the holder of an option may terminate his position by selling an identical option. There is, however, no guarantee that such closing transactions can be effected. Positions in options on stock index futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such options. Although each

Portfolio intends to purchase or sell options only on exchanges or boards of trade where there appears to be an active secondary market, there can be no assurance that a liquid secondary market will exist for any particular option or at any particular time. In such event, it may not be possible to close out an option position, and, if the Portfolio was the writer of the option, in the event of price movements causing adverse changes in the value of the option position, the Portfolio would continue to be required to make daily cash payments of variation margin.

     The ability to establish and close out positions on such options will be subject to the availability of a liquid secondary market. A Portfolio will not purchase options on stock index futures on any exchange unless and until, in the opinion of WMC, the market for such options has developed sufficiently that the risks in connection with options on futures transactions are not greater than the risks in connection with stock index futures transactions. Compared to the use of stock index futures, the purchase of options on stock index futures contracts involves less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transactions costs). However, there may be circumstances when the use of an option on a stock index future would result in a loss to the Portfolio when the use of a stock index future would not, such as when there is no movement in the level of the index.

Limitations on Stock Index Futures and Related Options Transactions

     Each Portfolio authorized to invest in these instruments will not engage in transactions in stock index futures contracts or related options for speculation but only as a hedge against changes resulting from market conditions in the values of securities held in the Portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of the Portfolio. Each Portfolio authorized to invest in these instruments presently intends to limit its transactions so that the aggregate market value of all futures contracts does not exceed 30% of the Portfolio's total assets. In instances involving the purchase of stock index futures contracts by those Portfolios, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Portfolio's Custodian or in a margin account with a broker to collateralize the position and thereby ensure that the use of such futures is unleveraged. (See "Stock Index Futures and Options Thereon" for the Portfolios authorized to purchase and sell stock index futures contracts and options.)

Foreign Currency Exchange Transactions

     Since investments in companies whose principal business activities are located outside of the United States will frequently involve currencies of foreign countries, and since assets of certain Portfolios may temporarily be held in bank deposits in foreign currencies during the completion of investment programs, the value of the assets of a Portfolio as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Although the Portfolio values its assets daily in terms of U.S. dollars, it does conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e. a "forward foreign currency" contract or "forward" contract). It will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer. The Portfolios do not intend to speculate in foreign currency exchange rates or forward contracts, but they are permitted to make prudent investments.

     A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged for trades.

     The Portfolios may enter into forward contracts only under two circumstances. First, when a Portfolio enters into a contract for the purchase or a sale of security denominated in a foreign currency, it may purchase or sell, for a fixed amount of U.S. dollars, the amount of foreign currency involved in the underlying security transaction. The Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

     Second, when the Sub-Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term hedging strategy is highly uncertain. The Portfolios will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate a Portfolio to deliver an amount of foreign currency in excess of the value of its securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated in the longer term investment decisions made with regard to overall diversification strategies. However, it is important to have the flexibility to enter into such forward contracts when the best interests of the Portfolio will be served. The Custodian will segregate cash or liquid equity or debt securities of the Portfolio in an amount not less that the value of the Portfolio's total assets committed to the consummation of forward contracts entered into under the second circumstance, as set forth above. If the value of the securities declines, additional cash or securities will be segregated on a daily basis so that the value will equal the amount of the Portfolio's commitments with respect to such contracts.

     The Portfolios generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast with precision the market value of portfolio securities at the expiration of the contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency it may be necessary to purchase additional foreign currency on the spot market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

     If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between entering into a forward contract for the sale of the foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The Portfolios are not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-Adviser. It also should be realized that this method of protecting the value of securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"), and other forms of depository receipts for securities of foreign issuers provide an alternative method for the Portfolios to make foreign investments. These securities will not be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and GDRs, in bearer form, are designed for use in non-U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. GDRs are Global receipts evidencing a similar arrangement.

Interest-Rate Swap Transactions

     The Growth and Income Portfolio, Fixed Income Portfolio, Foreign Securities Portfolio, High Yield Portfolio, Natural Resources Portfolio, Multi-Asset Portfolio and Strategic Multi-Asset Portfolio may each enter into interest rate swaps. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, for example, an exchange of floating rate payments for fixed-rate payments. A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date. A Portfolio intends to use these transactions as a hedge and not as a speculative investment. The risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the portfolio is contractually obligated to make and will not exceed 5% of a Portfolio's net assets. The use of interest rate swaps may involve investment techniques and risks different from those associated with ordinary portfolio transactions. If the Adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Portfolio would diminish compared to what it would have been if the investment technique was never used.


Description of Commercial Paper Ratings

     The following descriptions of commercial paper ratings have been published by Standard & Poor's Ratings Services ("Standard &
Poor's") and Moody's Investors Service, Inc. ("Moody's"), respectively.


     Commercial paper rated A by Standard & Poor's is regarded by Standard & Poor's as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1+, 1, 2, and 3 to indicate the relative degree of safety. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1 reflect a "very strong" degree of safety regarding timely payment. Those rated A-2 reflect a "strong" degree of safety regarding timely payment but not as high as A-1.

     Moody's employs designations to indicate the relative repayment capacity of rated issuers as follows:

          Prime-1             Highest Quality
          Prime-2             Higher Quality

Discount Bonds, Convertible Bonds and Preferred Stocks

     Discount bonds are bonds issued below par, or trading below par, where the yield to maturity is greater than the current yield. Zero coupon bonds are bonds which pay no current coupon, but where income is accrued during the passage of time and the bond, as a result of this accrued interest, should increase in value from purchase price to maturity value. The sale of a zero coupon bond on an interim basis, between purchase and maturity, may result in a cash gain or loss depending on market conditions; and payment of any cash return depends on the issuer's ability to meet maturity requirements on maturity date.

     Convertible bonds and preferred stocks are fixed-income instruments which provide for the regular payment of a coupon or dividend, but which also allow the holder to convert the holding into shares of the underlying common stock. Thus the valuation of prospective return of these instruments is some combination of the current yield resulting from coupon or dividend payment, and capital appreciation (or depreciation) resulting from movement of the underlying common stock and market evaluation of conversion features. Certain issuers issue bonds or preferred stocks with warrants, enabling the holder to purchase the issuer's common stock or other securities. These "synthetic convertibles" will be used when the Sub-Adviser finds the combination of current return and capital appreciation potential relatively attractive. Warrants and common stocks are intended for purchase only where fixed-income securities of the issuer are also owned or expected to be purchased by the Portfolio.

Certain Risk Factors Relating to High-Yield (High-Risk) Bonds

     The descriptions below are intended to supplement the material in the prospectus under "Investment Objectives and Policies."

     Sensitivity to Interest Rate and Economic Changes - High-yield bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield bonds and the Portfolio's net asset value.

     Payment Expectations - High-yield bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Portfolio's assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

     Liquidity and Valuation - There may be little trading in the secondary market for particular bonds, which may affect adversely the Portfolio's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market.

Further Information about the Target '98 Portfolio

     As stated in the Prospectus, the objective of the Target '98 Portfolio is to achieve a predictable compounded investment return for a specified period of time, consistent with the preservation of capital. This discussion provides a more detailed explanation of the investment policies that will be employed to manage this Portfolio.

     If the Target '98 Portfolio held only stripped securities that were obligations of the United States Government, maturing on the Maturity Date, the compounded investment return of the Portfolio from the date of initial investment until the Maturity Date could be calculated arithmetically with a relatively high degree of accuracy. However, by (i) including stripped corporate obligations and current interest bearing debt obligations; (ii) permitting investment in highly liquid short-term debt obligations; and (iii) actively managing the Portfolio, the accuracy of the predicted investment return is reduced somewhat. The reduction in accuracy is mitigated by: targeting the maturity dates of the Portfolio's investments to its Maturity Date; purchasing call-protected securities; and performing fundamental credit analysis to reduce credit risk.

     The receipt of the current income introduces reinvestment risk. Reinvestment risk is the risk that the payments received will not be reinvested at interest rates that are as high or higher than needed to achieve the predicted compounded investment return. Because the Portfolio employs a policy of utilizing current income to meet its expenses, reinvestment risk is reduced. If the Portfolio were comprised only of zero coupon securities, principal would have to be liquidated to meet expenses, thereby compromising the objective of providing a predictable compounded investment return.

     The Sub-Adviser's goal in selecting current interest bearing debt obligations for the Portfolio is to seek to maximize call protection and to minimize the risk that the issuers of portfolio securities will default on their obligation to pay or that the securities rating will be downgraded by Moody's or Standard & Poor's. Accordingly, the Sub-Adviser intends to select investment-grade debt obligations with call protection. The Portfolio is limited to investments in obligations within the four highest categories assigned by Moody's or by Standard & Poor's. Nevertheless, credit risks cannot be completely eliminated. If an issuer defaults on its obligation to pay principal or interest, the Portfolio's value may be adversely affected.

     As stated in the Prospectus, the Portfolio is authorized to invest in dollar denominated obligations of foreign issuers or obligations or domestic issuers that trade in foreign markets. The risks of investing outside of the United States are highlighted in the Prospectus and explained herein under the following sections:

Foreign Money Market Instruments, Foreign Securities and Foreign
Currency Exchange Transactions.

                            INVESTMENT RESTRICTIONS

     The Trust has adopted the following restrictions relating to the investment of assets of the Money Market, Fixed Income, Government and Quality Bond, High Yield, Target '98, Growth and Income, Foreign Securities, Growth, Capital Appreciation, Natural Resources, Multi-Asset and Strategic Multi-Asset Portfolios. These are fundamental policies and may not be changed without the approval of the holders of a majority of the outstanding voting shares of each Portfolio affected (which for this purpose and under the Investment Company Act of 1940, as amended (the "1940 Act"), means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or
(ii) more than 50% of the outstanding shares). A change in policy affecting only one Portfolio may be effected with the approval of a majority of the outstanding shares of such Portfolio. Except as otherwise indicated, none of the twelve Portfolios may:


     1. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result more than 5% of the Portfolio's total assets
          (taken at current value) would then be invested in securities of a single issuer, or more than 25% of its total assets (taken at current value) would then be invested in a single industry with the exception of the Money Market Portfolio which intends to concentrate its investments in the banking industry, and the Natural Resources Portfolio which intends to concentrate its investments in the securities of companies in gold-related industries.

     2. Purchase securities on margin (but the Trust may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

     3. Make short sales of securities or maintain a short position.

     4. Purchase any security if, as a result, the Portfolio would then hold more than 10% of the outstanding voting securities of an issuer.

     5. Purchase any security, if as a result, the Portfolio would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) that are less than three years old.

     6. Purchase or retain securities of any company if, to the knowledge of the Trust, Officers and Trustees of the Trust and officers and directors of WMC or SAAMCo who individually own more than 1/2 of 1% of the securities of that company together own beneficially more than 5% of such securities.

     7. Buy or sell commodities or commodity contracts (except financial futures as described herein) or, with the exception of the Natural Resources Portfolio, real estate or interests in real estate, although a Portfolio may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate.

     8. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, a Portfolio may be deemed to be an underwriter under certain Federal securities laws.

     9. Make investments for the purpose of exercising control or management.

     10. Purchase any security restricted as to disposition under Federal securities laws, if as a result, a Portfolio would have more than 10% of its total assets (taken at current value) invested in securities for which market quotations are not readily available and in repurchase agreements with a maturity of longer than 7 days.

     11. Invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition, with the exception of the Natural Resources Portfolio.

     12. With the exception of the Natural Resources Portfolio, invest in interests in oil, gas or other mineral exploration or development programs, although to the extent consistent with its investment objectives and policies, a Portfolio may invest in the publicly traded securities of companies which invest in or sponsor such programs.

     13. Make loans, except through (a) the purchase of bonds, debt obligations such as GNMA securities, debentures, commercial paper, corporate notes, and similar evidences of indebtedness of a type commonly sold to financial institutions (subject to the limitation in paragraph 11 above); and (b) repurchase agreements (subject to the limitation in paragraph 11 above). The purchase of a portion of an issue of securities described under (a) above distributed publicly, whether or not the purchase is made on the original issuance, is not considered the making a loan.

     14. Borrow money or pledge Portfolio assets except for temporary or emergency purposes and then only in an amount not in excess of 10% of the value of its assets in which case it may pledge, mortgage or hypothecate any of its assets as security for such borrowing, but not to an extent greater than 5% of the value of the assets, except with respect to the Foreign Securities Portfolio or Natural Resources Portfolio which may borrow money or pledge its assets in an amount not in excess of 20% of the value of its assets. No more than 5% of the assets of each Portfolio may be borrowed from non-banks. (Neither the deposit in escrow of underlying securities in connection with the writing of call options, nor the deposit of U.S. Treasury bills in escrow in connection with the writing of put options, nor the deposit of cash and cash equivalents in a segregated account with the Trust's Custodian or in a margin account with a broker in connection with futures, or related options transactions or in connection with the writing of call and put options in spread transactions, is deemed to be a pledge.)

     15. Write, purchase or sell puts, calls or combinations thereof on stocks, except as described under Investment Objectives and Policies with respect to the Growth, Capital Appreciation, Growth and Income, Fixed
          Income, High Yield, Multi-Asset, Strategic Multi-Asset and Natural Resources Portfolios.


                       SUNAMERICA ASSET MANAGEMENT CORP.

     SunAmerica Asset Management Corp. ("SAAMCo"), 733 Third Avenue, New York, New York 10017-3204, has been retained pursuant to Investment Advisory and Management Agreements (the "Advisory Agreements") to supervise the management and investment programs of the Foreign Securities, Capital Appreciation, Growth, Natural Resources, Growth and Income, High Yield, Target '98, Fixed Income, Government and Quality Bond, Strategic Multi-Asset, Multi-Asset, and Money Market Portfolios of the Trust.


     With respect to each Portfolio of the Trust the Advisory Agreement was approved by shareholders of each such Portfolio at a meeting held on February 13, 1990. The Advisory Agreement may be continued in effect from year to year thereafter, in accordance with its terms, only so long as such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Trust. The Advisory Agreement may be terminated, as to any Portfolio named therein at any time, without the payment of any penalty, by the

Trustees or by a vote of a majority of the outstanding shares of the Trust or of any Portfolio of the Trust, on not less than thirty (30) days or more than sixty (60) days' prior written notice to SAAMCo, or by SAAMCo, on ninety (90) days' prior written notice to the Trust. The Advisory Agreement terminates automatically in the event of its assignment.

     With respect to each Portfolio of the Trust, the Advisory Agreement was continued for an additional year by the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Advisory Agreement at a meeting held on November 17, 1994.

     SAAMCo is engaged in providing investment advice and management services to the Trust, other mutual funds, pension funds, and related assets and programs offered by the affiliated companies of SunAmerica Inc., formerly known as Broad Inc. SAAMCo also provides investment advice to individual companies and clients. As of November 30, 1994, SAAMCo manages, advises and/or administers in excess of $4 billion of assets. SAAMCo provides investment advisory services, office space, and other facilities for the management of the Trust's affairs, and pays all compensation of officers and Trustees of the Trust who are "interested persons" of SAAMCo. The Trust pays all other expenses incurred in the operation of the Trust, including fees and expenses of disinterested Trustees of the Trust, except those affirmatively undertaken by SAAMCo or WMC.

     The Advisory Agreements provide that SAAMCo shall act as investment adviser to the Trust, manage the Trust's investments, administer its business affairs, furnish offices, necessary facilities and equipment, provide clerical, bookkeeping and administrative services, and permit any of SAAMCo's officers or employees to serve without compensation as Trustees or officers of the Trust if duly elected to such positions. Under the Advisory Agreements, the Trust agrees to assume and pay certain charges and expenses of its operations, including: the compensation of the Trustees (other than those affiliated with SAAMCo or WMC), the charges and expenses of independent accountants, legal counsel, expenses of registering or qualifying shares for sale, any transfer or dividend disbursing agent, any registrar of the Trust, the Custodian (including fees for safekeeping of securities), costs of calculating net asset value, all costs of acquiring and disposing of portfolio securities, interest (if any) on obligations incurred by the Trust, membership dues in the Investment Company Institute or any similar organization, reports and notices to shareholders, miscellaneous expenses and all taxes and fees to Federal, state or other governmental agencies.

     Each Portfolio pays its actual expenses for custodian services and a portion of the Custodian's costs determined by the ratio of portfolio assets to the total assets of the Trust, brokerage commissions or transaction costs, and registration fees. Subject to supervision of the Board of Trustees, fees for independent accountants, legal counsel, costs of reports of notices to shareholders will be allocated based on the relative net assets of each Portfolio. With respect to audit or legal fees clearly attributable to one Portfolio, they will be assessed, subject to review by the Board of Trustees, against that Portfolio.

     With respect to the investment advisory fees, SAAMCo has agreed, effective January 1, 1993, to waive its fees to the extent necessary so that the fees actually collected reflect the fee schedules set forth below at the following annual percentages of each portfolio's average daily net assets (other than the Natural Resources Portfolio, for which no fee waiver is made):

                                   Average Daily              Management
Portfolio                           Net Assets                    Fee
---------                           ----------                   ------
Foreign Securities                $0-$100 million                 .900%
                                  *  $100 million                 .825%
                                  *  $250 million                 .750%
                                  *  $500 million                 .700%

Capital Appreciation              $0-$100 million                 .750%
                                  *  $100 million                 .675%
                                  *  $250 million                 .625%
                                  *  $500 million                 .600%

Growth                            $0-$250 million                 .750%
                                  *  $250 million                 .675%
                                  *  $500 million                 .600%

Growth and Income                 $0-$100 million                 .700%
                                  *  $100 million                 .650%
                                  *  $250 million                 .600%
                                  *  $500 million                 .575%

Strategic Multi-Asset,
Multi-Asset                       $0-$200 million                1.000%
                                  *  $200 million                 .875%
                                  *  $500 million                 .800%

High Yield                        $0-$250 million                 .700%
                                  *  $250 million                 .575%
                                  *  $500 million                 .500%

Target '98                        $0-$100 million                 .625%
                                  *  $100 million                 .570%
                                  *  $250 million                 .525%
-----------------------

*  Greater than.

                                  * $500 million                  .500%
Government & Quality Bond,
Fixed Income                      $0-$200 million                 .625%
                                  *  $200 million                 .575%
                                  *  $500 million                 .500%

Money Market                      $0-$150 million                 .500%
                                  *  $150 million                 .475%
                                  *  $250 million                 .450%
                                  *  $500 million                 .425%
-----------------------

*  Greater than.


     SAAMCo has agreed that, in the event the expenses of one or more of the Portfolios exceeds applicable state law expense limitations, it will waive its fees under the Advisory Agreements to the extent necessary to reduce the expenses of the affected Portfolio(s) so as not to exceed such limitation(s). No such waiver shall result in the obligation (contingent or otherwise) of the affected Portfolio(s) to repay SAAMCo in any fiscal year any such amounts waived in previous fiscal years. Such agreements with respect to expense limitations do not require SAAMCo to additionally reimburse any Portfolio in the event the waivers are insufficient to reduce such Portfolio's expenses to the applicable limitations. Presently, the most restrictive expense limitation requires that the Trust's aggregate annual expenses shall not normally exceed 2.5% of the first $30 million of average net assets, 2% of the next $70 million of average net assets and 1.5% of the remaining average net assets.

     For the fiscal year ended December 31, 1994, SAAMCo earned fees of $10,059,491, as follows: $683,712, Foreign Securities Portfolio; $1,416,274, Capital Appreciation Portfolio; $1,991,742, Growth Portfolio; $162,953, Natural Resources Portfolio; $284,177, Growth and Income Portfolio; $713,262, Strategic Multi-Asset Portfolio; $1,840,983, Multi-Asset Portfolio; $408,977, High Yield Portfolio; $127,107, Target '98 Portfolio; $213,577, Fixed Income Portfolio; $1,554,525, Government and Quality Bond Portfolio; and $662,202, Money Market Portfolio.


     For the fiscal year ended December 31, 1993, SAAMCo earned fees of $9,591,086, as follows: $416,985, Foreign Securities Portfolio; $875,342, Capital Appreciation Portfolio; $2,176,093, Growth Portfolio; $102,366, Natural Resources Portfolio; $230,593, Growth and Income Portfolio; $771,597, Strategic Multi-Asset Portfolio; $2,104,656, Multi-Asset Portfolio; $505,526, High Yield Portfolio; $133,731, Target '98 Portfolio; $265,583, Fixed Income Portfolio; $1,426,880, Government and Quality Bond Portfolio; and $581,734, Money Market Portfolio.

     For the fiscal year ended December 31, 1992, SAAMCo earned fees of $5,626,717 as follows: $165,544 Foreign Securities Portfolio; $218,820, Capital Appreciation Portfolio; $1,227,024 Growth Portfolio; $36,796, Natural Resources Portfolio; $64,903, Growth and Income Portfolio; $610,324, Strategic Multi-Asset Portfolio; $1,480,737, Multi-Asset Portfolio; $173,668, High Yield Portfolio; $62,223, Target '98 Portfolio; $154,259, Fixed Income Portfolio; $955,433, Government and Quality Bond Portfolio; and $476,986, Money Market Portfolio.


Personal Securities Trading

     The Trust and the Adviser have adopted a written Code of Ethics (the "Code") which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person as defined in the Code is an individual who is a trustee, director, officer, general partner or advisory person of the Trust or the Adviser. Among the guidelines on personal securities trading include; (i) securities being considered for purchase or sale, or purchased or sold, by any Investment Company advised by the Adviser, (ii) Initial Public Offerings, (iii) private placements, (iv) blackout periods, (v) short-term trading profits, (vi) gifts, and (vii) services as a director. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel.

     Finally, the Sub-Adviser has adopted a written Code of Ethics, the provisions of which are materially similar to those in the Code, and has undertaken to comply with the provisions of the Code to the extent such provisions are more restrictive. Further, the Sub-Adviser reports to the Adviser, on a quarterly basis, as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Trust. In turn, the Adviser reports to the Board of Trustees as to whether there were any violations of the Code by Access Persons of the Trust or the Adviser.

                         WELLINGTON MANAGEMENT COMPANY

     Wellington Management Company serves as Sub-Adviser for all of the Portfolios of the Trust, pursuant to the Sub-Advisory Agreements approved by shareholders of each of the Portfolios at a meeting held on February 13, 1990. (See "Wellington Management Company" in the Prospectus for additional information concerning the Sub-Adviser.)

     For the year ended December 31, 1994, SAAMCo informed the Trust that WMC received fees of $2,924,024 as follows: $271,412, Foreign Securities Portfolio; $559,914, Capital Appreciation Portfolio; $622,372, Growth Portfolio; $76,045, Natural Resources Portfolio; $131,939, Growth and Income Portfolio; $192,652,

Strategic Multi-Asset Portfolio; $351,373, Multi-Asset Portfolio;
$168,345, High Yield Portfolio; $45,759, Target '98 Portfolio;
$76,888, Fixed Income Portfolio; $327,961, Government and Quality
Bond Portfolio; and $99,364, Money Market Portfolio.


     For the fiscal year ended December 31, 1993, SAAMCo informed the Trust that WMC received fees of $2,721,570 as follows:
$180,215, Foreign Securities Portfolio; $375,432, Capital Appreciation Portfolio; $676,713, Growth Portfolio; $47,771, Natural Resources Portfolio; $107,061, Growth and Income Portfolio; $204,319, Strategic Multi-Asset Portfolio; $392,941, Multi-Asset Portfolio; $200,343, High Yield Portfolio; $48,143, Target '98 Portfolio; $95,610, Fixed Income Portfolio; $305,762, Government and Quality Bond Portfolio; and $87,260, Money Market
Portfolio.


     For the fiscal year ended December 31, 1992, SAAMCo informed the Trust that WMC received fees of $2,161,543 from SAAMCo as
follows:   $132,436, Foreign Securities Portfolio; $204,965,
Capital Appreciation Portfolio; $564,857, Growth Portfolio; $32,192, Natural Resources Portfolio; $56,249, Growth and Income Portfolio; $214,737, Strategic Multi-Asset Portfolio; $349,061, Multi-Asset Portfolio; $130,251, High Yield Portfolio; $35,007, Target '98 Portfolio; $86,771, Fixed Income Portfolio; $270,843, Government and Quality Bond Portfolio; and $84,174, Money Market Portfolio.


                       OFFICERS AND TRUSTEES OF THE TRUST

     The following table lists the Trustees and executive officers of the Trust, age, their business addresses and principal occupations during the past five years. The SunAmerica Mutual Fund Family consists of SunAmerica Equity Funds, SunAmerica Income Funds and SunAmerica Money Market Funds, Inc. (the "SunAmerica Mutual Funds").


                           Position            Principal Occupation
Name, Age and Address      with the Trust      For the Last Five Years
---------------------      --------------      -----------------------
Peter A. Harbeck, 41       President and       President, SunAmerica Fund
733 Third Avenue           Trustee             Services, Inc.("SAFS") and
New York, NY 10017                             Executive Vice President
                                               and Director (since May 1988) and
                                               Chief Executive Officer (since
                                               September 1994), SunAmerica Asset
                                               Management Corp.("SAAMCo");
                                               formerly Chief Administrative
                                               Officer, SAAMCo, from April 1988
                                               to September 1994; President of
                                               the SunAmerica Mutual Funds,
                                               since November, 1994.


S. James Coppersmith, 61   Trustee            Retired, formerly, President
7 Elmwood Road                                and General Manager, WCVB-TV,

Marblehead, MA  01945                        a division of the Hearst
                                             Corporation from 1982 to 1994;
                                             Director/Trustee of the
                                             SunAmerica Mutual Funds.

Samuel M. Eisenstat, 54    Trustee and       Attorney in private practice;
430 East 86th Street       Chairman of the   Trustee of RPS Realty since
New York, NY 10028         Board             December 1988; Director of Volt
                                             Information Sciences Funding
                                             Inc., a subsidiary of Volt
                                             Information Sciences, Inc., since
                                             October 1993; Director/Trustee
                                             and Chairman of the Boards of
                                             the SunAmerica Mutual Funds.

Stephen J. Gutman, 51      Trustee           Chairman of the Board, Chief
340 East 79 Street                           Operating and Executive Officer
New York, NY  10021                          of Beau Brummel Casuals Limited,
                                             Inc., a menswear specialty
                                             retailer, since May 1989;
                                             Director/Trustee of the
                                             SunAmerica Mutual Funds.

Jay S. Wintrob, 37*        Trustee           Executive Vice President,
1 SunAmerica Center,                         SunAmerica Inc., since November
Century City                                 1991; formerly Senior Vice
Los Angeles, CA 90067-6022                   President of SunAmerica Inc. from
                                             April 1989 to November 1991;
                                             Director/Trustee of the
                                             SunAmerica Mutual Funds.

Nancy Kelly, 44             Vice             Vice President and Head Trader,
733 Third Avenue            President        SAAMCo, since April 1994;
New York, NY  10017                          formerly, Vice President,
                                             Whitehorne & Co. Ltd. (1991-
                                             1994) and Sales Trader, Lynch
                                             Jones & Ryan (1992-1994).

Peter C. Sutton, 30         Controller       Vice President, SAAMCo, since
733 Third Avenue                             September 1994; Controller,
New York, NY  10017                          SunAmerica Mutual Funds (since
                                             March 1993); Vice President,
                                             SunAmerica Series Trust and
                                             Anchor Pathway Fund (since
                                             January 1995); Assistant
                                             Controller, SunAmerica Mutual
                                             Funds (1990-1993); formerly,
                                             Senior Accountant/Supervisor, The
                                             Dreyfus Corporation (1986-1990).

Robert M. Zakem, 37         Secretary        Senior Vice President and General
733 Third Avenue                             Counsel, SAAMCo, since April
New York, NY 10017-3204                      1993; Executive Vice President
                                             and Director, SunAmerica Capital
                                             Services, Inc., since February
                                             1993; Vice President, SAFS, since
                                             January 1994; formerly Vice
                                             President and Associate General
                                             Counsel, SAAMCo, March 1992 to
                                             April 1993; Associate, Piper &
                                             Marbury from 1989 to 1992.

------------------
* A trustee who is an "interested person" of the Trust, the Adviser or the Sub-Adviser, as defined in the 1940 Act.


     Each of the non-affiliated Trustees is entitled to compensation from the Trust consisting of an annual fee of $20,000. In addition, Mr. Eisenstat receives an aggregate of $2,000 in annual compensation for serving as Chairman of the Board of the Trust. These expenses are allocated on the basis of the relative net asset value of each Portfolio. Officers are compensated by SAAMCo or its affiliates and receive no compensation from the Trust.

     In addition, each unaffiliated Trustee also serves on the Audit Committee of the Board of Trustees. Each member of the Audit Committee receives an aggregate of $5,000 in annual compensation for serving on the Audit Committees of all of the SunAmerica Family of Mutual Funds and the Trust. With respect to the Trust, each member of the Audit Committee receives a pro rata portion of the $5,000 annual compensation, based on the relative net assets of the Trust. The Trust also has a Nomination Committee, comprised solely of unaffiliated Trustees, which recommends to the Trustees those persons to be nominated for election as Trustees by shareholders and selects and proposes nominees for election by Trustees between shareholders' meetings. Members of the Nominating Committee serve without compensation. For the fiscal year ended December 31, 1994, the Trust paid Trustees' fees and expenses which totaled $80,109.

     The Trustees (and Directors) of the SunAmerica Family of Mutual Funds and the Trust have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the unaffiliated Trustees. The Retirement Plan provides generally that if an unaffiliated Trustee who has at least 10 years of consecutive service as an Unaffiliated Trustee of any of the SunAmerica mutual funds (an "Eligible Trustee") retires after reaching age 60 but before age 70 or dies while a Trustee, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an Eligible Trustee. As of each birthday, prior to the 70th birthday, each Eligible Trustee will be credited with an amount equal to (i) 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each SunAmerica mutual fund for the calendar year in which such birthday occurs, plus (ii) 8.5% of any amounts credited under clause (i) during prior years. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments.

                                   CUSTODIAN

     State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts is the Custodian of the Trust. As Custodian, State Street holds all securities and cash owned by the Trust, and receives for the Trust all payments of income, payments of principal or capital distribution received by it with respect to securities owned by the Trust and receives the payment for the shares issued by the Trust. The Custodian releases and delivers securities and cash upon proper instructions from the Trust.

                   INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL

     Price Waterhouse LLP, 1177 Avenue of the Americas, New York,
New York, serves as independent accountants to the Trust and, in that capacity, audits the annual financial statements of the Trust.

     The firm of Routier, Mackey and Johnson, P.C. has been selected as legal counsel for the Trust.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     All purchase and sale orders of securities for the Portfolios are placed on behalf of the Trust by the Sub-Adviser. If the securities in which a particular Portfolio invests are traded primarily in the over-the-counter market, then the Portfolio may deal directly with the broker-dealers who make a market in the securities involved unless better prices and execution are available elsewhere. These brokers may also furnish brokerage and research services, including advice as to the advisability of investing in securities, securities analysis and reports.

     Broker-dealers involved in the execution of portfolio transactions on behalf of the Trust are selected on the basis of their professional capability and the value and quality of their services. In selecting such broker-dealers, the Sub-Adviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets in which the security can be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions.

     The Trust reserves the right to effect portfolio transactions through a brokerage affiliated with the Adviser, acting as agent and not as principal, provided that any commissions, fees or other remuneration received by affiliated brokers are within the limitations set forth in the 1940 Act and are reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. The Adviser, subject to applicable laws and regulations, may also consider the willingness of particular brokers to sell the Variable Contracts as a factor in the selection of brokers for its portfolio transactions.

     Brokers may be selected to provide brokerage or research services to the Trust or other accounts over which WMC or SAAMCo exercises investment discretion. Such service may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

     The receipt of research from brokers may be useful in rendering investment management services to the Trust and other clients of WMC and SAAMCo; conversely, such information provided by brokers who have executed transaction orders on behalf of other clients may be useful in carrying out obligations to the Trust.
The receipt of such research will not be substituted for independent research and the expenses of WMC or SAAMCo will not necessarily be reduced as a result of the receipt of such supplemental information. The Sub-Adviser may effect individual securities transactions at commission rates in excess of the minimum commission rates available, if WMC determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by the broker or dealer, viewed in terms of either that particular transaction or WMC's overall responsibilities with respect to the accounts as to which it exercises investment discretion.

     Some securities considered for investment by the Trust may also be appropriate for other clients served by the Sub-Adviser. There may be occasions when the Trust and one or more of the other clients advised by WMC will find themselves contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions will be averaged as to price and allocated as to amounts in accordance with an allocation policy, which has been reviewed by the Board of Trustees and considered to be equitable to the portfolios involved. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Trust is concerned. However, it is the judgment of the Board of Trustees of the Trust that the desirability of its advisory arrangement with SAAMCo and the sub-advisory arrangement with WMC outweighs any disadvantages that may result from such contemporaneous transactions.

     The Board of Trustees periodically reviews performance of responsibilities in connection with the placement of portfolio transactions on behalf of the Trust and reviews the prices and commissions, if any, paid by the Trust to determine if they are reasonable in relation to the benefits to the Trust.

     For the fiscal years ended December 31, 1992, 1993 and 1994, the Trust paid a total of $530,000, $1,187,000 and $1,510,000, respectively, in brokerage commissions rounded to the nearest
thousand dollars.   For the years ended December 31, 1992, 1993 and
1994, the following Portfolios of the Trust paid brokerage commissions to Royal Alliance Associates, Inc., a currently affiliated broker-dealer, of $49,640, $145,762 and $133,036, respectively:

                                   1994       1993      1992
                                   Amount     Amount    Amount
                                   ------     ------    ------
Growth Portfolio                   $63,701    $47,357   $14,109
Strategic Multi-Asset Portfolio      5,650      2,360     1,665
Multi-Asset Portfolio               20,574     34,270     8,028
Capital Appreciation Portfolio      34,099     59,975    25,838
Foreign Securities Portfolio           600      -0-        -0-
Natural Resources Portfolio          8,412      1,800      -0-
                                  --------   --------   -------
                                  $133,036   $145,726   $49,640
                                  ========   ========   =======

                               PORTFOLIO TURNOVER

     Although the Portfolios, except for the Money Market Portfolio, do not invest for short-term trading purposes, Portfolio securities may be sold from time to time without regard to the length of time they have been held. A Portfolio's turnover rate is the percentage computed by dividing the lesser of Portfolio purchases or sales (excluding all securities whose maturities at acquisition were one year or less) by the average value of the Portfolio (excluding all securities whose maturities at acquisition were one year or less). To the extent a Portfolio has a higher portfolio turnover rate (e.g., over 100%), brokerage commissions and other transaction costs, which are borne directly by the Portfolio, will be correspondingly higher. Portfolio turnover rates are reported in the table below:


                                                     Portfolio
Portfolio                     Time Period          Turnover Rate
---------                     -----------          -------------
Government & Quality          1/1/94-12/31/94         117.6%
     Bond                     1/1/93-12/31/93          93.2%
                              1/1/92-12/31/92          76.4%

Fixed Income                  1/1/94-12/31/94          56.5%
                              1/1/93-12/31/93          45.9%
                              1/1/92-12/31/92          31.8%

Growth                        1/1/94-12/31/94          74.8%
                              1/1/93-12/31/93          66.3%
                              1/1/92-12/31/92          37.9%

High Yield                    1/1/94-12/31/94          97.9%
                              1/1/93-12/31/93         121.1%
                              1/1/92-12/31/92         134.9%

Capital Appreciation          1/1/94-12/31/94          64.0%
                              1/1/93-12/31/93         111.2%
                              1/1/92-12/31/92          92.9%

Foreign Securities            1/1/94-12/31/94          73.9%
                              1/1/93-12/31/93          47.7%
                              1/1/92-12/31/92         144.2%

Multi-Asset                   1/1/94-12/31/94          82.5%
                              1/1/93-12/31/93          48.2%
                              1/1/92-12/31/92          38.6%

Strategic Multi-Asset         1/1/94-12/31/94          63.7%
                              1/1/93-12/31/93          73.9%
                              1/1/92-12/31/92          57.5%


Growth and Income             1/1/94-12/31/94          50.7%

                              1/1/93-12/31/93          86.2%
                              1/1/92-12/31/92          86.5%

Natural Resources             1/1/94-12/31/94          36.0%
                              1/1/93-12/31/93          34.5%
                              1/1/92-12/31/92          18.7%

Target '98                    1/1/94-12/31/94           9.2%
                              1/1/93-12/31/93          20.8%
                              1/1/92-12/31/92          37.3%


                                NET ASSET VALUE

     The net asset value of the shares of each Portfolio will be computed once daily at the close of regular trading of the New York Stock Exchange (which is currently 4:00 p.m., New York time), on days the New York Stock Exchange is open for trading which are Monday through Friday, except for New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Portfolios will not calculate such price on each other day in which no orders to purchase, sell or redeem shares have been received or days on which changes in the value of the Trust's portfolio securities do not materially affect the net asset value.

     The net asset value of a share of each Portfolio is calculated by adding the value of all securities and other assets, deducting its accrued liabilities, and dividing the remainder by the number of shares outstanding. Except with respect to securities held by the Money Market Portfolio securities of each Portfolio are valued as follows: Equity securities which are traded on domestic stock exchanges, are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the closing bid price or yield equivalent as obtained from one or more dealers that make markets in the securities. Portfolio securities, which are traded both in the over-the-counter market and on a stock exchange, are valued according to the broadest and most representative market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to specific securities. Securities not priced in this manner are valued at the most recent quoted bid price. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust. Short-term securities, other than GNMA securities, with maturities of sixty
(60) days or less will be valued at amortized cost.

Foreign Securities Portfolio

     The Portfolio's securities are valued by appraising securities at the last sale price, or, if no sale, at the closing bid price, if traded on an exchange, and if not so traded, on the basis of closing over-the-counter bid prices, if available. Dividend income from portfolio securities is recorded on the ex-dividend date, except that, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Portfolio is informed of the dividend after the ex-dividend date.

     Valuations of foreign securities are furnished by a quotation service and are already translated into U.S. dollars. The methods used by the quotation service and the quality of valuations so established are reviewed by officers of the Trust under the general supervision of the Trustees. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Short-term obligations that mature in 60-days or less are valued at amortized cost, provided that such value constitutes fair value as determined in good faith by the Board of Trustees.

     Generally, all trading in foreign securities, as well as corporate bonds, U.S. Government securities, money market instruments, and repurchase agreements, is substantially completed each day at various times prior to the close of the New York Stock exchange. The values of any such securities held by the Portfolio are determined as of such times for the purpose of computing the net asset value. The procedures set forth above need not be used to determine the value of debt securities owned by the Trust if, in the opinion of the Board of Trustees, some other method (e.g., based on closing over-the-counter bid prices in the case of debt instruments traded on an exchange) would more accurately reflect the fair market value of such debt securities. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. If an extraordinary event occurs, which is expected to materially affect the value of a security, then the security will be valued at fair value as determined in good faith under the direction of the Trustees.

Money Market Portfolio

     Securities of the Money Market Portfolio are valued by the amortized cost method under Rule 2a-7 of the 1940 Act, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method is higher or lower than the price the Portfolio would receive if it sold the securities.

     The use of this valuation method is continuously reviewed and the Board of Trustees will make such changes as may be necessary to assure that the assets of the Portfolio are valued fairly as determined by the Trustees in good faith, as a particular responsibility within the overall duty of care owed to the shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Portfolio's investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share. The Trustees' procedures include periodically monitoring as they deem appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two. The Trustees will take such steps as they consider appropriate, (e.g., selling securities to shorten the average portfolio maturity) to minimize any material dilution or other unfair results which might arise from differences between the two. The Rule requires that the Portfolio limit its investments to instruments which the Trustees determine will present minimal credit risks and which are of high quality as determined by at least one major rating agency, or, in the case of any instrument that is not so rated, of comparable quality as determined by the Trustees. It also calls for the Portfolio to maintain a dollar weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 calendar days. Should the disposition of a portfolio security result in a dollar weighted average portfolio maturity of more than 90 days, the Portfolio will invest its available cash in such manner as to reduce such maturity to 90 days or less as soon as reasonably practicable.

     It is the normal practice of the Portfolio to hold portfolio securities to maturity. Therefore, unless a sale or other disposition of a security is mandated by redemption requirements or other extraordinary circumstances, the Portfolio will realize the par value of the security. Under the amortized cost method of valuation traditionally employed by institutions for valuation of money market instruments, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the Portfolio. In periods of declining interest rates, the indicated daily yield on shares of the Portfolio as computed by dividing the annualized daily income of the Portfolio by the net asset value will tend to be higher than if the valuation was based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares of the Portfolio as computed by dividing the annualized daily income of the Portfolio by the net asset value will tend to be lower than if the valuation was based upon market prices and estimates.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     Each Portfolio of the Trust is qualified and intends to remain qualified as a "regulated investment company" under certain provisions of the Internal Revenue Code of 1986, as amended (the "Code"). Under such provisions, the Trust and each of the Portfolios will not be subject to Federal income tax on such part of its net investment income and net realized capital gains, if any, which it distributes to shareholders. To qualify for treatment as a "regulated investment company," the Trust and each Portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities and derive less than 30% of its deduction or losses from the sale or other disposition of securities held for less than three months.

     It is the Trust's intention to distribute substantially all the net investment income, if any, of each Portfolio. For dividend purposes, net investment income of each Portfolio, other than the Money Market Portfolio, will consist of all payments of dividends or interest received by such Portfolio less the estimated expenses of such Portfolio (including fees payable to SAAMCo). Net investment income of the Money Market Portfolio consists of (i) interest accrued or discount earned; (ii) plus or minus all realized gains and losses on the Portfolio securities; (iii) less the estimated expenses of the Portfolio applicable to that dividend period.


     Dividends on the Money Market Portfolio will be declared daily and reinvested monthly in additional full and fractional shares of the respective Portfolio. Dividends from the Growth, Fixed Income, Capital Appreciation, Foreign Securities, Growth and Income, Multi-Asset, Strategic Multi-Asset, Government and Quality Bond, High Yield, Natural Resources and Target '98 Portfolios will be declared and reinvested at least annually in additional full and fractional shares of the respective Portfolios.


     All net realized capital gains of each Portfolio of the Trust, if any, are declared and distributed annually to the shareholders of the Portfolio to which such gains are attributable.

     At December 31, 1994, the Portfolios of the Trust had the following capital loss carryovers and related years of expiration:

Capital Loss Carryover



                       Total
                     Amount of                             Amount and Year of Expiration
                   Capital Loss   --------------------------------------------------------------------------------
                     Carryover       1996         1997       1998      1999          2000        2001       2002
Fixed Income         2,796,395     805,834      391,804     558,735     -0-            -0-       -0-      1,040,022
 Portfolio

High Yield          13,099,310       -0-      5,210,616   4,083,418  2,784,801         -0-       -0-      1,020,475
 Portfolio

Foreign              4,249,549       -0-         -0-          -0-       -0-        1,596,931   1,596,931      -0-
 Securities Portfolio

Target `98              27,017       -0-         -0-          -0-       -0-            -0-       -0-         27,017
 Portfolio

                              GENERAL INFORMATION

     Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notices of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Trust property for any shareholders held personally liable for the obligations of the Trust, and also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     The Trust shall be of unlimited duration subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

                              OWNERSHIP OF SHARES

     Prior to January 18, 1990, the shares of all of the Portfolios of the Trust were held by separate accounts of Integrated Resources Life Insurance Company ("IR Life"), The Capitol Life Insurance Company ("Capitol Life") and Presidential Life Insurance Company to fund certain variable contracts issued by such companies. In an assumption reinsurance transaction effected on January 18, 1990, the separate accounts of IR Life were transferred to Anchor National Life Insurance Company and, Anchor National Life Insurance Company assumed all the variable contract business of IR Life. Concurrent with that transaction (but effective as of December 31, 1989), Capitol Life reinsured, among other things, its ICAP variable annuity contracts and transferred its ICAP separate account to IR Life. Thus, in the reinsurance transaction settled on January 18, 1990, Anchor National Life Insurance Company acquired the separate accounts and the assets reflected therein (i.e., shares of the Trust) and assumed all of the variable contract rights and obligations of both Capitol Life and IR Life. Subsequently, Anchor National Life Insurance Company transferred all the variable life contracts it acquired from IR Life to Phoenix Mutual Life Insurance Company. Thus, Phoenix Mutual Life Insurance Company acquired the separate accounts and assets thereto.

     As of the date of this Statement of Additional Information, shares of the Trust are offered only to the separate accounts of Anchor National Life Insurance Company, a separate account of Phoenix Mutual Life Insurance Company, a separate account of First SunAmerica Life Insurance Company and a separate account of Presidential Life Insurance Company. In turn, these separate accounts fund variable annuity contracts and variable life insurance policies issued by those insurance companies.

                              FINANCIAL STATEMENTS

     The audited Annual Report dated December 31, 1994 for the
Trust is incorporated herein by reference to the Statement of Additional Information of the Trust dated February 28, 1995.

                                     PART C

                               OTHER INFORMATION


Item 24. Financial Statements and Exhibits

(a)  Financial Statements

     The following financial statements are included in Part A of the Registration Statement:

          Condensed Financial Information

     The following financial statements are included in Part B of the Registration Statement.

          Financial Statements for Anchor Series Trust -- with respect to Registrant's fiscal year ended December 31, 1994.


(b) Exhibits

 ( 1) Declaration of Trust, as Amended . . . . . . Filed Herewith
 ( 2) By-Laws. . . . . . . . . . . . . . . . . . . Filed Herewith
 ( 3) Voting Trust Agreement . . . . . . . . . . . Not Applicable
 ( 4) Share of Beneficial Interest . . . . . . . . Not Applicable
 ( 5) (a) Investment Advisory and
           Management Agreements . . . . . . . . . Filed Herewith
      (b) Sub-Advisory Agreements  . . . . . . . . Filed Herewith
 ( 6) Distribution Agreement . . . . . . . . . . . Not Applicable
 ( 7) Bonus, Profit Sharing, Pension
      or Similar Contracts . . . . . . . . . . . Previously Filed
 ( 8) Custodian Agreement. . . . . . . . . . . . Previously Filed
 ( 9) Form of Fund Participation Agreement . . . Previously Filed
 (10) Opinion and Consent of Counsel . . . . . . Previously Filed
 (11) Consent of Accountants . . . . . . . . . . . Filed Herewith
 (12) Financial Statements Omitted from Item 23. . Not Applicable
 (13) Initial Capitalization Agreement . . . . . . Not Applicable
 (14) Model Plan . . . . . . . . . . . . . . . . . Not Applicable
 (15) Rule 12b-1 Plan. . . . . . . . . . . . . . . Not Applicable
 (16) Persons under Common Control with
      Registrant . . . . . . . . . . . . . . . . Previously Filed
 (17) Performance Computations . . . . . . . . . Previously Filed
 (18) Powers of Attorney . . . . . . . . . . . . Previously Filed

  All previously filed exhibits are specifically incorporated herein by reference.

Item 25.  Persons Controlled by or Under Common Control with
          Registrant

          Previously Filed.

Item 26. Number of Holders of Securities

     As of December 26, 1995, the number of record holders of Anchor Series Trust was as follows:

                Title of Class                 Number of Record Holders
                --------------                 ------------------------
          Shares of Beneficial Interest                   5*

          * Held by the separate accounts of Anchor National Life Insurance Company, Phoenix Mutual Life Insurance Company, Presidential Life Insurance Company and First SunAmerica Life Insurance Company.

Item 27. Indemnification

     The Declaration of Trust (Section 5.3) provides that "each officer, Trustee or agent of the Trust shall be indemnified by the Trust to the full extent permitted under the General Laws of the State of Massachusetts and the Investment Company Act of 1940, as amended, except that such indemnity shall not protect any such person against any liability to the Trust or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct")."

     The Investment Advisory and Management Agreements and Sub-Advisory Agreements each provide in essence that under certain circumstances the Investment Adviser or the Sub-Adviser (and their officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Investment Adviser or Sub-Adviser to perform or assist in the performance of its obligations under each Agreement) shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which each Agreement relates, except to the extent specified in Section 36(b) of the Investment
     Company Act of 1940 concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

     SunAmerica Inc., the parent of Anchor National Life Insurance
     Company, provides, without cost to the Fund, indemnification of individual trustees. By individual letter agreement, SunAmerica Inc. indemnifies each trustee to the fullest extent permitted by law against expenses and liabilities (including damages, judgments, settlements, costs, attorney's fees, charges and expenses) actually and reasonably incurred in connection with any action which is the subject of any threatened, asserted, pending or completed action, suit or proceeding, whether civil, criminal, administrative, investigative or otherwise and whether formal or informal to which any trustee was, is or is threatened to be made a party by reason of facts which include his being or having been a trustee, but only to the extent such expenses and liabilities are not covered by insurance.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28. Business and other Connections of Investment Adviser

     Information concerning the business and other connections of SAAMCo is incorporated herein by reference from SAAMCo's Form ADV (File No. 801-19813) and information concerning the business and other connections of Wellington is incorporated herein by reference from Wellington's Form ADV (File No. 801-15908), which are currently on file with the Securities and Exchange Commission.

Item 29. Principal Underwriters

     There is no Principal Underwriter for the Registrant.

Item 30. Location of Accounts and Records

     State Street Bank and Trust Company, 225 Franklin Street,
     Boston, Massachusetts 02110, acts as Custodian, Transfer Agent and Dividend Paying Agent. It maintains books, records and accounts pursuant to the instructions of the Fund.

     SunAmerica Asset Management Corp., the Investment Adviser, is located at 733 Third Avenue, New York, New York 10017-3204.
     It maintains the books, accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder.

     Wellington Management Company, the Sub-Adviser, is located at 75 State Street, Boston, Massachusetts 02109. It maintains the books, accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder.

Item 31. Management Services

     None.

Item 32. Undertakings

     (c) Registrant hereby undertakes to furnish an investor to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant has duly caused the Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 26th day of December, 1995.


                                   ANCHOR SERIES TRUST


                                   By:/s/Peter A. Harbeck
                                   --------------------------------
                                   Peter A. Harbeck,
                                   President

     Pursuant to the requirements of the Securities Act of 1933, the Post-Effective Amendment No. 24 to Registrant's Registration
Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated:


/s/Peter A. Harbeck      President and Trustee    December 26, 1995
-----------------------  (Principal Executive
Peter A. Harbeck         Officer)

         *               Controller               December 26, 1995
-----------------------  (Principal Financial
Peter C. Sutton          and Accounting Officer)


         *               Trustee                  December 26, 1995
-----------------------
S. James Coppersmith


         *               Trustee                  December 26, 1995
-----------------------
Samuel M. Eisenstat


         *               Trustee                  December 26, 1995
-----------------------
Stephen J. Gutman


*By: /s/Robert M. Zakem
-----------------------
     Attorney-in-Fact
     Robert M. Zakem

                              ANCHOR SERIES TRUST


                                 EXHIBIT INDEX





Exhibit No.         Name                               Page No.
-----------         ----                               --------
    1               Declaration of Trust
                    and Amendments Thereto

    2               By-Laws and Amendments
                    Thereto

    5(a)            Investment Advisory and
                    Management Agreement

    5(b)            Sub-Advisory Agreement

    11              Consent of Price Waterhouse